SHOPPING CENTER
                                LEASE AGREEMENT


                           SOYODO, INC., A CALIFORNIA
                                  CORPORATION

                       ST. JAMES CROSSING SHOPPING CENTER
                               WESTMONT, ILLINOIS


Lease Draft Date: June 2, 2005

                         SHOPPING CENTER LEASE AGREEMENT

                               TABLE OF CONTENTS

ARTICLE I - ABSTRACT OF LEASE..................................................1
ARTICLE II - SHOPPING CENTER AND PREMISES......................................3
ARTICLE III - LEASE TERM AND POSSESSION OF PREMISES............................4
ARTICLE IV - RENT AND OTHER TENANT CONTRIBUTIONS...............................5
ARTICLE V - SECURITY..........................................................10
ARTICLE VI - CONSTRUCTION, ALTERATIONS, MAINTENANCE AND REPAIRS...............11
ARTICLE VII - USE OF PREMISES.................................................15
ARTICLE Vm - LIABILITY INSURANCE AND INDEMNIFICATION..........................18
ARTICLE IX - LOSS, DESTRUCTION OR TAKING OF PREMISES..........................20
ARTICLE X - ASSIGNMENT, SUBLETTING, MORTGAGING AND SUBORDINATION..............22
ARTICLE XI - DEFAULT AND REMEDIES FOR DEFAULT.................................24
ARTICLE XII - GENERAL PROVISIONS..............................................27


                                    EXHIBITS

EXHIBIT A-l      Site Plan of Shopping Center
EXHIBIT A-2      Legal Description of Shopping Center
EXHIBIT B        Minimum Rent
EXHIBIT C-l      Landlord's Work
EXHIBIT C-2      Tenant's Work
EXHIBIT D        Sign Criteria for Shopping Center
EXHIBIT E        Guaranty
EXHIBIT F        Prohibited Uses
EXHIBIT G        Rules and Regulations
RIDER


                                      - I -

                        SHOPPING CENTER LEASE AGREEMENT
                        -------------------------------

ARTICLE I - ABSTRACT OF LEASE

Date of Lease: This Lease is entered into by the undersigned parties on this 6th of June, 2005

1.1  PARTIES

A.   LANDLORD

     Name:           Inland Commercial Property      Phone:   (630)218-8000 2901
                     Management, Inc., an Illinois   Rent Payment:  Butterfield
                     corporation, as managing agent                 Road Oak
                     for the owner of the Shopping   (Location)  Brook, IL 60523
                     Center                                        (630)218-8000

     Address:(for    2901 Butterfield Road
     notices)        Oak Brook, IL 60523

B.   OWNER

     Name:           Inland Real Estate LB I LLC     Phone:       (630)218 -8000
     Address: (for   2901 Butterfield Road Oak
     notices)        Brook, IL 60523

C.   TENANT

     Name: (and      Soyodo, Inc., a California      Phone:Store   (323)261-1118
     Status          corporation                     Name: (Trade   Soyodo
     Address:        310N.LaFrance#C                 Name)
     (for notices)   Alhambra, CA 91801

D.   GUARANTOR

     Name:           Ru Hua Song                     Phone:        (626)616-0683
     Address:        310N.LaFrance#C
                     Alhambra, CA 91801


1.2  PROPERTY

A.   SHOPPING CENTER

     Name: Address:  St. James Crossing              Description: Site Plan
     (or Location)   800-844 Ogden Avenue            showing the layout of
     (include        Westmont, IL 60559              Shopping Center(and
     County)         DuPage                          approximate location of
                                                     Premises) is attached as
                                                     Exhibit A-1 legally
                                                     described on Exhibit A-2.

B.   PREMISES

     Space No.:(or   832-834 Ogden Avenue            Description: Approximately
     Location)       Westmont, IL 60559              2,600 square feet of gross
                                                     floor area as outlined on
                                                     the Site Plan attached as
                                                     Exhibit A-l.

1.3   TERM OF LEASE

      A. Commencement of Term as defined in Section 3.1 A shall occur upon delivery of possession to Tenant.


      B. Rent Commencement Date shall be the date on which Landlord delivers possession of the Premises to Tenant pursuant to Section 6.2.

      C. Termination of Lease shall be on the last day of the month which is five (5) years and three (3) months after the first full month following the Rent Commencement Date above.

            Other: NONE

      D.    Extended Term:

            Tenant shall have the option to extend the Term for one (1) period(s) of five (5) years.

      E. Anticipated date for Tenant to open and conduct business at the Premises is August 1, 2005.

            After determination of the commencement of the Term and opening of Tenant's business, the Landlord will identify the Commencement Date, Termination Date and Opening Date as follows and such dates will be binding upon both parties hereto:

            Commencement Date:____________________________________
            Termination Date:_____________________________________
            Opening Date:_________________________________________

1.4   RENT AND OTHER TENANT CONTRIBUTIONS

      A.    Minimum Rent shall be: See Exhibit B

      B. Tenant's initial share of Common Area Expenses as defined in Section 4.3A shall begin at $13,155.96 annually ($1,096.33 monthly), with an annual adjustment (Section 4.3 C) and Tenant's initial share of Real Estate Taxes as defined in Section 4.3A shall begin at $5,511.96 annually ($459.33 monthly), with an annual adjustment (Section 4.3C), and Merchant's Association Fee as defined in 4.7 A shall begin at $900.00 annually ($75.00 monthly).

      C. The term "Rent" shall include Minimum Rent, Additional Rent and all other amounts payable by Tenant pursuant to the terms of this Lease.

      D. Notwithstanding anything in this Lease to the contrary. Rent for the first month ("Initial Rent") and the Security Deposit set forth in
            Section 1.5 A below shall be paid to Landlord upon execution of the Lease by Tenant. The Initial Rent shall be applied toward the first month that Rent is due pursuant to Section 4.1 and Exhibit B.

1.5   SECURITY

      A. Tenant's Security Deposit shall be $24,700.02 (Section 5.1). If Tenant has not been in default during the first twenty-four (24) months of the Term. Landlord shall apply $4,116.67 (one month of Minimum Rent) of [he Security Deposit toward the Minimum Rent for the twenty-fifth (25th), twenty -sixth (26") and twenty-seventh (27") month of the Term. Notwithstanding the foregoing. Tenant shall remain obligated to pay all additional Minimum Rent and Additional Rent during the twenty-fifth (25"'), twenty-sixth (26"') and twenty-seventh (27'"') months of the Term.

      B.    Tenant's personalty securing this Lease (Section 5.2):

            |X| All inventory of Tenant placed in or on the Premises, excluding that sold in the ordinary course of business.

            |X| All furnishings, trade fixtures, general equipment and machinery placed in or on, or attached to, the Premises.

      C.    Guaranty (See Exhibit E).

1.6   CONSTRUCTION, ALTERATIONS, MAINTENANCE, & REPAIRS

      A.    Initial construction by Landlord (Section 6.2):

                            None       |X|         (See Exhibit C-l)

      B.    Initial Construction by Tenant (Sections 6.4 and 6.7):

             _______  None        |X|         (See Exhibit C-2)

      C.    Sign criteria (Section 6.5) are attached as Exhibit D.

1.7   USE OF PREMISES

      A. Permitted uses of Premises: Tenant shall use the Premises for the operation of a Chinese book store selling CD's, DVDs, VCDs, books, gifts, stationary, novelty clothing, balls, badminton and ping pong equipment, and for no other purposes whatsoever.

      B. Specifically excluded uses (in addition to those excluded by Section 7.1): See Exhibit F attached.

1.8   ABSTRACT OF VARIABLE PROVISIONS AND STANDARD PROVISIONS

      The previous provisions of this Article I will be referred to as the "Abstract of Lease" and the provisions of the remaining Articles of this Lease will be referred to as the "Standard Provisions." Wherever in the Standard Provisions or elsewhere the parties, effective date, premises, rent, charges or other variable terms are defined or referred to they shall be those identified in the Abstract of Lease above and the exhibits to this Lease. In the event of any conflict between the terms of the Abstract of Lease and the Standard Provisions, the terms of the Abstract of Lease shall supersede and prevail.

ARTICLE II - SHOPPING CENTER AND PREMISES

2.1   SHOPPING CENTER

      The Premises are part of a shopping center which is depicted substantially in accordance with a site plan ("Site Plan") as outlined in the attached Exhibit A-l and which is legally described on Exhibit A-2. The purpose of the dimensions set forth and the Site Plan attached is to show the approximate location of the Premises. All dimensions are approximate only. Landlord reserves the right to change the size, layout and location of any buildings or common areas and facilities shown on Exhibit A-l as well as reduce or expand the size of the Shopping Center.

      The term "Shopping Center" herein shall be deemed to mean the entire development, including any and all existing and proposed structures (whether reflected in Exhibit A-l or hereafter incorporated in the Shopping Center during the term or any extension thereof), parking facilities, common facilities and the like to be built on the property shown on said Exhibit A-l as the same may from time to time be increased by the addition of other land, together with structures and the like thereon which may from time to time be included by Landlord in the development.

2.2   PREMISES

      A. DESCRIPTION. Landlord on behalf of and as agent for the owner of the Shopping Center hereby leases to Tenant and Tenant leases and accepts subject to the terms and conditions of this Lease, those premises referred to as the "Premises" and described in the Abstract of the Lease and outlined on the attached Exhibit A-1. The Premises shall have the approximate floor area and dimensions as set forth in
            Section 1.2 of the Abstract of the Lease. If the floor area of the Premises, determined as hereinafter provided, shall be more or less than the estimated square footage set forth in Section 1.2 of the Abstract of the Lease, neither the Minimum Rent nor calculation of Tenant's Proportionate Share hereunder shall be affected. Under no circumstances shall Landlord or Tenant be entitled to any rent credits or other credits past, present and future for an error in the square footage calculation.

      B. EXCEPTION AND RESERVATION. Landlord reserves and excepts from the Premises the roof and exterior walls of the building or buildings of which the Premises are a part, and further reserves the right to construct additional floors on the building of which the Premises are a part and the right in, over and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or of other portions of the Shopping Center.

      C. SUBSTITUTE PREMISES. At its option, Landlord may substitute for the Premises other space (hereinafter called "Substitute Premises") in the Shopping Center before the Commencement Date or at any time during the term or any extension of the Lease. Insofar as reasonably possible, the Substitute Premises shall have a comparable square foot area and a configuration substantially similar to the Premises. Tenant agrees that all of the obligations of this Lease, including the payment of Minimum Rent, will continue despite Tenant's relocation to the Substitute Premises. Upon substantial completion of the Substitute Premises, this Lease will apply to the Substitute Premises as if it had been the space originally described in the Lease. Landlord shall use all reasonable efforts to minimize any period when the Premises shall be closed to the public as a result of relocation. Tenant's Minimum Rent (but not Additional Rent) shall abate from the date the Premises are closed until the date the Substitute Premises are open for business. Tenant agrees to use all reasonable efforts to open for business in the Substitute Premises as quickly as is reasonably possible under the circumstances. Landlord hereby agrees to pay the reasonable cost of relocation such as equipment moving and installation costs. Landlord shall not, however, be liable or responsible in any way for damages or injuries suffered by Tenant pursuant to a relocation in accordance with this provision including, but not limited to, loss of goodwill, business or profits.

2.3   COMMON AREA

      Tenant along with its Lease of the Premises receives the right to use, in common with others, the Common Area of the Shopping Center. The term "Common Areas" herein shall include all service roads, loading facilities, sidewalks, automobile parking areas, driveways, footways and other facilities designed for common use, as may be installed by Landlord as hereinafter provided, and of such other and further facilities as may be provided or designated from time to time by Landlord for common use, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof, as prescribed from time to time by Landlord.

ARTICLE III - LEASE TERM AND POSSESSION OF PREMISES

3.1   TERM

      A. INITIAL TERM. The term of this Lease ("Term") shall commence on the date ("Commencement Date") when Landlord shall deliver possession of the Premises to Tenant, as provided in Section 6.2 hereof. However, notwithstanding the provisions of Section 6.2, if the Term has not commenced on or before one (1) year from the date hereof, this Lease shall automatically terminate. Notwithstanding the fact that the Term commences upon possession of the Premises by Tenant, this Lease and all of the obligations of Landlord and Tenant set forth herein are binding and shall be in full force and effect from and after the date of their mutual execution of this Lease. Upon determination of the specific Commencement Date, Landlord shall have the right to complete Section 1.3 of the Abstract of Lease setting forth the Commencement Date, Termination Date and Opening Date and shall notify the Tenant of such dates. The Term of this Lease shall end (unless sooner terminated as provided herein) on the Termination Date identified in the Abstract of Lease subject to Tenant's option to extend the Term, if any, as set forth in Section 1.3 of the Abstract of Lease.

      B. EXTENDED TERM. Provided that Tenant is not in default hereunder, both at the time of exercise of the option as well as at the time of commencement of any Extended Term hereinafter defined and provided that this Lease has not been terminated during the initial Term or a prior Extended Term, Tenant shall have options to extend the Term as set forth in Section 1.3 of the Abstract of Lease immediately following the then current term and subject to the terms, conditions, covenants and provisions of this Lease ("Extended Term"). Tenant shall exercise its extension rights hereunder in each instance by delivery to Landlord of written notice no earlier than two hundred and seventy (270) days and no later than one hundred and eighty (180) days prior to the expiration of the then current term. Except as expressly set forth herein, nothing contained in this Lease shall be construed as granting any rights to extend the Term beyond the Termination Date. In the event Tenant is in default either at the time it exercises its rights to extend or at the intended commencement date of such Extended Term, then all of Tenant's extension rights described in this Section and Section 1.3 of the Abstract of Lease shall terminate automatically.

3.2   QUIET ENJOYMENT

      Landlord agrees that, if the Rent and any other additional charges are being paid in the manner and at the time prescribed and the covenants and obligations of Tenant are being all and singularly kept, fulfilled and performed, Tenant shall lawfully and peaceably have, hold, possess, use and occupy and enjoy the Premises so long as this Lease remains in force without hindrance, disturbance or molestation from Landlord, subject to the specific provisions of this Lease.

3.3   SURRENDER OF PREMISES

      A. OBLIGATIONS UPON SURRENDER. Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture or otherwise, Tenant shall immediately surrender possession of the Premises and all buildings and improvements on the same to Landlord in good and tenantable repair, reasonable wear and damage from fire or other casualty or peril excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Minimum Rent and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Premises.

      B. RIGHT TO REMOVE. At any time during the ten (10) days before the Termination Date of this Lease, Tenant, if not in default hereunder at such time, shall have the right to remove, and at the end of the Term, if directed to do so by Landlord, shall remove from the Premises all furniture, furnishings, signs and equipment then installed or in place in, on or about the Premises provided, however, Tenant shall, and it covenants and agrees to, make all repairs to the Premises required because of such removal. If any of such property shall remain on the Premises after the end of the Term hereof, at the option of Landlord, such property shall be and become the property of Landlord without any claim therein of Tenant. Landlord may direct Tenant to remove such property, in which case Tenant agrees to do so, and to reimburse Landlord for any expense of removal in the event Tenant shall fail to remove such property if and when directed. Tenant hereby grants Landlord the absolute right to dispose of any property remaining on the Premises following Tenant's failure to remove same in any manner as Landlord determines in its sole discretion without liability therefor to Tenant and at Tenant's sole cost and expense.

      C. Upon termination of this Lease, Tenant shall peaceably surrender the Premises including all fixtures and tenant improvements in a neat and "broom clean" condition. Tenant shall also repair any holes or openings made by Tenant in the walls, roof or floor of the building, remove any protuberance and perform any maintenance or repairs required of Tenant by this Lease. All such repair work shall be completed in accordance with the requirements of Section 6.4. If directed to do so by Landlord, Tenant, at its cost, shall also remove any improvements, additions or alterations made to the Premises by Tenant even though such improvements by the terms of this Lease are part of the Premises.

      D. Upon termination of this Lease, Tenant shall, if requested by Landlord, execute a quitclaim deed, quitclaiming all of its right, title and interest in and to the Premises to the Landlord.

3.4   HOLDING OVER

      Any holding over after the expiration of the Term of this Lease, without the consent of Landlord, shall be construed to be a tenancy from month to month, cancelable by either Landlord or Tenant upon thirty (30) days' written notice, and at Minimum Rent equal to one hundred fifty percent (150%) of the total Minimum Rent as existed during the last year of the term hereof, and further upon the terms and conditions as existed other than payment of Minimum Rent during the last year of the term hereof.

3.5   ABANDONMENT

      If Tenant, prior to the expiration or termination of this Lease by lapse of time or otherwise, relinquishes possession of the Premises without Landlord's written consent, or fails to open for business under usual business hours, such relinquishment shall be deemed to be an abandonment of the Premises and an event of default under this Lease. The Premises and all furnishings, trade fixtures, equipment, machinery or other property therein shall be conclusively deemed abandoned by Tenant upon (a) failure by Tenant to open the Premises for business under usual business hours for seven (7) consecutive days or (b) Tenant's removal of all or a substantial portion of Tenant's furnishings, equipment, machinery or other property from the Premises.

ARTICLE IV - RENT AND OTHER TENANT CONTRIBUTIONS

4.1   MINIMUM RENT

      PAYMENT OF MINIMUM RENT. Tenant shall pay to Landlord the minimum annual rent (hereinafter referred to as "Minimum Rent") set forth in the Abstract of Lease, payable in advance in equal monthly installments on the first day of each calendar month, without prior demand therefore. Such Minimum Rent shall commence to accrue on the Rent Commencement Date. The first payment date for Minimum Rent shall be the Rent Commencement Date and shall, if the Rent Commencement Date is other than the first day of a month, include Minimum Rent for the fractional month on a per diem basis (calculated on the basis of a thirty-day month); and thereafter the Minimum Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Term of this Lease.

4.2   INTENTIONALLY DELETED
      ---------------------

4.3   TENANT'S SHARE OF COMMON AREA AND SHOPPING CENTER EXPENSES

      A. MONTHLY PAYMENT OF ESTIMATED CHARGE. For each year of the Term hereof, Tenant shall pay to Landlord, as additional rent ("Additional Rent"), Tenant's proportionate share ("Proportionate Share") of: (i) all costs of operation and maintenance of the common facilities of the Shopping Center ("Common Area Expenses"); (ii) all real estate taxes levied and assessed against the Shopping Center ("Real Estate Taxes"); (iii) all insurance coverage upon the Shopping Center and its operations ("Insurance"); and (iv) Landlord's administrative fees ("Administrative Fee"). As and for Tenant's Proportionate Share, as hereinafter defined, set forth in the Abstract of Lease, such amount shall be payable as Additional Rent in equal monthly installments at the same times as Minimum Rent is payable hereunder, without demand and without any deduction or setoff whatsoever.

      B.    DEFINITIONS. For the purpose of this Section:

      (1) "Tenant's Proportionate Share" shall be a fraction equal to the rentable square footage of the Premises divided by the total square footage of all rentable floor space in the Shopping Center; provided Landlord may exclude from such rentable floor space in the Shopping Center, at Landlord's option, any portions of the Shopping Center:
            (i) not occupied and open for business during all or any portion of the subject year, (ii) leased to or used by other parties as major tenants (tenants occupying greater than ten percent (10%) of the Shopping Center, theaters, restaurants, storage areas, or premises in separate building, where such parties are not required to pay a full prorata share of Common Area Expenses or Real Estate Taxes, as the case may be, pursuant to a lease or other agreement with Landlord, and (iii) with respect to Real Estate Taxes, areas of the Shopping Center for which separate tax bills are received and which are the sole responsibility of separate parties pursuant to a lease or other agreement with Landlord; provided, Landlord shall also deduct from Shopping Center Expenses (after computing Landlord's 15% Administrative Fee) or Real Estate Taxes, as the case may be, all amounts received from such excluded parties for Common Area Expenses or Real Estate Taxes. If the Shopping Center shall be a part of or shall include a group of buildings or structures collectively owned or managed by Landlord or its affiliates, or shall include any space used for office, medical, dental or other non-retail purposes. Landlord may determine separately and allocate Real Estate Taxes or Common Area Expenses between such buildings and structures and the parcels on which they are located, and between the retail and non-retail areas of the Shopping Center, in accordance with sound accounting and management principles, in which event Tenant's Proportionate Share shall be based on the ratio for which Landlord separately determines such Real Estate Taxes or Common Area Expenses, subject to the adjustments set forth above; and

      (2) Common Area Expenses shall include all expenditures incurred by or on behalf of Landlord in operating, maintaining, repairing or replacing the common facilities, including, without limitation, exterior walls and other structural elements of the Shopping Center, the cost of all of Landlord's gardening and landscaping, assessments, repairs, preventive maintenance, any Association fees, repainting including restriping or repaying of parking lot and access ways, repairing or replacing any streets, curbs or parking lots, roof repairs and replacement, updating and maintenance and replacement of directory signs, rental of signs and equipment, lighting, sanitary control, cleaning, sweeping, removal of ice, snow, trash, rubbish, garbage and other refuse, repair or replacement of awnings, depreciation over a period not exceeding sixty (60) months of machinery, equipment and other assets used in the operation and maintenance of the Shopping Center, repair or replacement of on-site water lines, sanitary sewer lines, storm water lines, gas lines and electrical lines and equipment serving the Shopping Center, all costs, charges and expenses incurred by Landlord in connection with any change of any company providing utility services including without limitation repair, installation and service costs associated therewith, the cost of police, fire protection, security and traffic control services, Landlord's management fees, all Landlord's insurance relating to the common facilities or the Shopping Center as a whole or the operations thereon including, but not limited to, casualty insurance, flood insurance, rent loss insurance, fire insurance and extended coverage as well as general liability insurance, umbrella liability insurance, bodily injury, public liability, property damage liability, automobile insurance, sign insurance, and any other insurance carried by Landlord in limits selected by Landlord, reasonable reserves for anticipated expenditures, and the cost of all personnel required to supervise, implement and accomplish all of the foregoing; and

      (3) Real Estate Taxes shall include all taxes, assessments and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits, which shall during the Term hereof be laid, assessed, levied, imposed upon or become due and payable and Landlord's reasonable expense in obtaining any refund or reduction of Real Estate Taxes, subject only to the following:

            (a) Franchise, estate, inheritance, succession, capital levy, transfer, federal and state income and excess profit taxes imposed upon Landlord shall be excluded; and

            (b) If at any time during the Term of this Lease, a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of the rent expressly reserved hereunder, as a substitute in whole or in part for taxes assessed or imposed on land and buildings or on land or buildings, such tax or excise on rents or other tax shall be included within the definition of real estate taxes, but only to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of Landlord's ownership of this Lease or of the Rent accruing under this Lease;

      (4) Landlord's Administrative Fee shall be an amount which is not to exceed fifteen percent (15%) of the aggregate of the sum of items B
            (2) and (3) hereinabove.

      C. ANNUAL STATEMENT AND ADJUSTMENT. After the end of each calendar year, and following receipt of billings for Real Estate Taxes and Insurance, Landlord shall supply Tenant with a summary of all costs and expenditures as enumerated above and a determination of Tenant's Proportionate Share. In the event the amount billed to Tenant shall be less than its Proportionate Share, the same shall be paid within ten (10) days after notice of such determination. Said summary shall also contain a determination by Landlord of the monthly sum to be paid by Tenant during the succeeding months of the lease year, if an adjustment is required, which determination shall be based in part on the expenses for the preceding year modified by any known increases in the cost of said services. Failure of Landlord to provide notice of under or overpayment will not waive any of Landlord's rights to collect such payments or Tenant's obligations hereunder including, but not limited to. Tenant's obligations to pay its Proportionate Share of all costs and expenditures, but will extend each party's rights until the date notice is given. Under no circumstances shall the Tenant's share of Common Area Expenses ever be less than the minimum outlined in Section 1.4 B of the Abstract of Lease.

4.4   RENT PAYMENT PROCEDURES

      A. PAYMENT LOCATION. Tenant shall, without prior notice or demand and without any setoff or deduction whatsoever, pay all Minimum Rent, Additional Rent and other charges and render all statements herein prescribed at the Landlord's address or other office specifically provided in the Abstract of Lease or to such other person or corporation, and at such other place as may be designated by Landlord in writing from time to time.

      B. TAXES ON RENT. Tenant shall further pay to Landlord any and all excise, privilege, rental and other taxes, levied or assessed by any governmental authority upon or measured by the Rent reserved to Landlord under the provisions of this Lease. Such tax shall be paid by Tenant whether or not it comprises a portion of any Real Estate Taxes or real property tax bills.

      C. INTEREST AND LATE CHARGES. Tenant covenants and agrees that all sums to be paid under this Lease, if not paid when due, shall bear interest on the unpaid portion thereof at the rate of eighteen percent (18%) per annum from the date when due but not in excess of the highest legal rates. Tenant further agrees that for each calendar month, that the Rent is not paid to Landlord within ten
            (10) days of the due date as provided herein above, Tenant shall promptly pay to Landlord a sum equal to the greater of $50.00 or ten (10%) percent of the monthly Rent as special damages. Tenant acknowledges that late payment by the Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to determine. Such costs include, without limitation, lost use of funds by Landlord, charges that may be imposed on Landlord by reason of late charges due on any obligation secured by the Shopping Center, costs incurred in connection with accounting for and attempting to collect late payments, outside collection agency costs and expenses and other administrative and accounting costs related to late payments. Tenant acknowledges that the terms of these special damages have been discussed and agreed upon by Landlord and Tenant and that such amount is a fair and reasonable estimate of costs which Landlord will incur by reason of late payments. Landlord does not waive any rights under the law for nonpayment of Rent. If Landlord shall pay any monies or incur any expenses in correction of any violation of any covenant of Tenant herein set forth, the amounts so paid or incurred shall, at Landlord's option and on notice to Tenant, be considered Additional Rent payable by Tenant with the first installment of Minimum Rent thereafter to become due and payable, and may be collected or enforced as by law provided with respect to Rent. Tenant shall pay to Landlord Fifty and No/100 Dollars ($50.00) for each of Tenant's checks returned to Landlord unpaid by Tenant's bank.


4.5   TAXES AND ASSESSMENTS ON TENANT'S PROPERTY

      Tenant shall be responsible for and shall pay before delinquency all taxes assessed against the leasehold interest or personal property of any kind owned or placed in, upon or about the Premises by Tenant. Tenant hereby agrees to protect and hold harmless Landlord and the Premises from all liability for Tenant's share of any and all such taxes, assessments and charges together with any interest, penalties or other charges thereby imposed, and from any sale or other proceedings to enforce payment thereof, and to pay all such taxes, assessments and charges before same become a lien on the Premises.

4.6   UTILITIES CONSUMED ON THE PREMISES

      In addition to all payments of Minimum Rent and Additional Rent herein specified, Tenant shall be responsible for and shall pay for all utilities used or consumed in or upon the Premises, and all sewer charges, as and when the charges therefor shall become due and payable. Commencing on the date Landlord notifies Tenant that the Premises are ready for occupancy, Tenant shall make all appropriate applications to the local utility companies and pay all required deposits for meters and service for all utilities commencing with the delivery of possession of the Premises as provided in Section 6.2. Landlord at its option may control the provider of electrical service to the Premises. If permitted by Law, Landlord shall have the right at any time and from time to time during the Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the present Provider of electric service ("Electric Service Provider").

      Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Shopping Center's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

      Landlord shall in no way be liable or responsible for any loss, damage or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under the Lease.

      In the event any utility or utility services (such as water or sewage disposal) are not separately metered or assessed to Tenant or are otherwise furnished to Tenant for which Landlord is billed directly or for which a lien could be filed against the Premises or any portion thereof, Tenant shall at Landlord's request pay the cost thereof to Landlord or any proration of such cost attributable to the Premises as determined by Landlord in Landlord's sole and absolute discretion as and when the charges thereof become due and payable; otherwise, Tenant shall deliver original receipt bills to Landlord within thirty (30) days after the same are due and payable without interest or penalty. In no event shall Landlord be liable for any interruption or failure in the supply of any utilities to the Premises.

4.7   SHOPPING CENTER PROMOTIONS

      A. MERCHANT'S ASSOCIATION. In the event any merchant's association shall be formed in which the tenants in the center are included, Tenant agrees to maintain a membership therein, to attend meetings thereof and to pay such dues and assessments as may be required therein.

      B. CENTER PROMOTIONS. Tenant agrees to participate in and to pay its pro-rata share of all center-wide promotions including cooperative advertising employed in connection with the said promotions. Tenant will include the name and location of the center in all advertising done by Tenant for its business in the Premises.

      C. Landlord, at its option, may include the costs described in paragraphs A & B as Common Area Expenses under Paragraph 4.3 of this Lease.

4.8   INDEPENDENT COVENANTS

      Tenant's covenants to make payments pursuant to this Lease including, but not limited to, Minimum Rent, Additional Rent are independent covenants and, except as expressly set forth in this Lease, are not subject to setoff, deduction, reduction, abatement or suspension of any kind during the Term including any extension thereof.

ARTICLE V - SECURITY

5.1   SECURITY DEPOSIT

      The Security Deposit reflected in the Abstract of Lease is due as an initial Rent amount and failure to deliver such deposit to Landlord shall be an event of default for nonpayment of Rent. When delivered to Landlord, the Security Deposit shall remain on deposit with Landlord during the Term of this Lease and any extensions thereof as security for the payment of Rent and the full and faithful performance by Tenant of the covenants and conditions of this Lease. In the event of any default, the Security Deposit shall be retained by Landlord and may be applied toward damages arising from such default. Said deposit shall not be construed as liquidated damages. Upon yielding of the Premises at the termination of this Lease, and provided no default has occurred, the Security Deposit shall be returned to the Tenant. No interest shall be payable on the Security Deposit. It is understood that Landlord shall always have the right to apply said deposit, or portion thereof, to the curing of any default that may exist. Should Landlord convey its interest under this Lease, the Security Deposit, or the part or portion thereof not previously applied, shall be turned over to Landlord's grantees or assignees; and Tenant hereby releases Landlord from any liability with respect to the Security Deposit and Tenant agrees to look solely to such grantee or assignee for the return of the Security Deposit and this provision shall also apply to subsequent grantees or assignees. Tenant agrees it will not assign, pledge, mortgage or otherwise hypothecate its interest in the Security Deposit. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of unpaid Minimum Rent, Additional Rent or other sums due and payable to Landlord by Tenant, then Tenant shall, upon written demand by Landlord, remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and Tenant's failure to do so shall constitute a breach of this Lease for nonpayment of Rent. If Tenant is in default under this Lease more than two (2) times within any twelve-month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease or at law or equity, the Security Deposit shall automatically be increased by an amount equal to the greater of:

      A.    three (3) times the original Security Deposit, or

      B. three (3) months' Minimum Rent, which shall be paid by Tenant to Landlord forthwith on demand.

5.2   CHATTEL SECURITY AGREEMENT

      As additional security for Tenant's covenants and obligations under this Lease, Tenant hereby grants to Landlord a security interest in those items of personalty identified in the Abstract of Lease, together with all accessions to such personalty. In addition, Landlord's security interest shall include all spare and repair parts for the personalty identified in the Abstract of Lease and special tools and equipment and replacements for, as well as the proceeds generated from the sale thereof, except inventory sold in the ordinary course of business. As evidence of this security interest, Tenant shall provide Landlord, at Landlord's request, with an executed Financing Statement suitable for filing or recording, and, if requested by Landlord for clarification purposes, Tenant shall provide a Security Agreement (Chattel Mortgage) separate and apart from this Lease. Upon the occurrence of any event of default as defined in this Lease, Landlord shall have all rights with respect to the above named collateral granted a secured party pursuant to the Uniform Commercial Code or other applicable statutes. Except by the written consent of the Landlord, Tenant shall not execute or deliver any security interest in any furnishings, trade fixtures, equipment, machinery or other property placed upon the Premises at any time other than that granted Landlord herein.

5.3   LANDLORD'S LIEN

      Landlord shall have a general lien on the leasehold estate hereby created and on all property kept or used on the Premises, whether the same is exempt from execution or not, to secure payment of any and all monies then due or thereafter becoming due to Landlord under the terms and conditions of this Lease, and to secure the prompt performance and fulfillment by Tenant of each and every one of said terms and conditions. Said lien as provided for in this paragraph attaches as of the date of execution hereof and shall remain in full force and effect during the entire Term unless expressly waived by Landlord in writing.

5.4   SECURITY IN ADDITION TO OTHER REMEDIES

      The security given Landlord in this Article shall not limit, replace or obviate the remedies of Landlord upon a default by Tenant as described at
      Article XI below, including the right of Landlord to reenter the Premises, distrain for rent or pursue its general lien upon Tenant's property in the Premises described at Section 5.3.

ARTICLE VI - CONSTRUCTION, ALTERATIONS, MAINTENANCE AND REPAIRS

6.1   CONDITION OF THE PREMISES

      Tenant has fully examined the Premises and, except for any initial construction thereof as set forth on Exhibit C and Landlord's duty to repair as provided in Section 6.3, Tenant hereby accepts the Premises "as is" without any representation, warranty or expectation as to the condition of the Premises.

6.2   INITIAL CONSTRUCTION BY LANDLORD

      The responsibility for performance and payment for the initial construction of improvements on and in connection with the Premises, if any, is set forth in Exhibit C attached hereto and made a part hereof. Landlord shall use commercially reasonable efforts to complete such construction in a timely manner, provided that in the event the construction is delayed or hindered by strike, casualty, fire, injunction, inability to secure materials, restraint of law, action of the elements, or any other cause beyond the reasonable control of Landlord, then the period shall be extended to the extent of such delays.

      Completion of the Premises shall be certified to Tenant in writing by Landlord or its agent, and the delivery of such certificate of completion to Tenant shall constitute delivery of possession of the Premises hereunder. Tenant, its agents, servants and contractors, prior to the delivery of possession of the Premises, shall have the right to enter upon the Premises, for the purpose of taking measurements or making Tenant's improvements therein, but for no other purposes; provided, however, that such entry shall not interfere with or obstruct the progress of the work being done by Landlord.

6.3   LANDLORD'S DUTY TO REPAIR

      Landlord shall, subject to Tenant's reimbursement as provided in Section
      4.3 herein, maintain in good repair the exterior walls, roof, and sidewalks located on the Shopping Center. Tenant agrees that it will not permit or authorize any person to go onto the roof of the building of which the Premises are a part without the prior written consent of Landlord. Said consent will be given only upon Landlord's satisfaction that any repairs necessitated as a result of Tenant's action will be made by Tenant, at Tenant's expense, and will be made in such a manner so as not to invalidate any guarantee relating to said roof. Landlord shall not be required to make any repairs to the exterior walls, roof, and sidewalks unless and until Tenant has notified Landlord in writing of the need of such repairs and Landlord shall have had a reasonable period of time thereafter to commence and complete said repairs. Landlord may at its sole discretion arrange for a maintenance contract of all roof structures, the cost of which shall be Tenant's responsibility as to Tenant's Proportionate Share thereof. Tenant shall pay, as Additional Rent to Landlord, its Proportionate Share of the cost of said repairs and maintenance incurred by Landlord.

      It is agreed that by accepting possession of the Premises, Tenant acknowledges (i) Landlord's full and final completion of Landlord's work as set forth in Exhibit C attached hereto and made a part hereof and (ii) Landlord's construction and delivery of the Premises to Tenant in the condition called for hereunder.

6.4   TENANT'S ALTERATIONS AND IMPROVEMENTS TO PREMISES

      Tenant shall not make or cause to be made any alterations, additions or improvements to the building, or install or cause to be installed any interior signs, floor covering, exterior lighting, plumbing fixtures, shades or awnings, radio or television antennae, loud speakers, sound amplifiers or similar devices, or make any changes to the storefront or exterior of the building without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. No additions, alterations, changes or improvements shall be made which will weaken the structural strength, lessen the value of, or change the architectural appearance of any building or other construction. Use of the roof is reserved to Landlord, and Tenant shall not go upon the roof without Landlord's prior written consent.

      Landlord may condition its approval of any additions or alterations by Tenant on the requirement that Tenant or its contractor secure and bear the cost of a labor and materials payment bond for the amount of the proposed construction reflecting Landlord as an obligee.

      All building materials and fixtures installed by Tenant shall be new or completely reconditioned. All alterations, improvements, additions and fixtures made or installed by Tenant as aforesaid shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless Landlord shall, prior to the expiration or termination of this Lease, have given written notice to Tenant to remove the same, in which event Tenant shall remove the same and restore the Premises to the same good order and condition in which it was at the commencement of this Lease. Should Tenant fail so to do, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from the Tenant as Additional Rent, together with a fee of Five Hundred and No/100 Dollars ($500.00) for the administrative costs thereof.

6.5   SIGNS

      Tenant shall not place, alter, exhibit, inscribe, point, or affix any sign, awning, canopy, advertisement, notice or other lettering on any part of the outside of the Premises or of the building of which the Premises is a part, or inside the Premises if visible from the outside, without first obtaining the Landlord's written approval thereof, and Tenant further agrees to maintain such sign, awning, canopy, decoration, advertising matter, lettering, etc., as may be approved in good condition and repair at all times, and repair all damage to the Premises that is caused by the installation, maintenance or removal of such signs, lettering, etc. All signs shall comply with the sign criteria provided by Landlord in Exhibit D, and Tenant shall be obligated to install at least one sign in conformance with, as well as any additional signs required by, such sign criteria. All signs shall comply with applicable ordinances or other governmental restrictions and the determination of such requirements and the prompt compliance therewith shall be the responsibility of the Tenant.

6.6   FURNITURE, TRADE FIXTURES AND EQUIPMENT

      Tenant shall not cut or drill into, or secure any trade fixture, apparatus or equipment of any kind to any part of the Premises without first obtaining the written consent of Landlord. All furnishings, trade fixtures, equipment, and machines installed by Tenant in the Premises shall be new or completely reconditioned and remain the property of Tenant subject to Landlord's security interest as defined in Section 5.2 above and shall be removable by Tenant subject to Landlord's security interest as defined in Section 5.2 at the expiration or earlier termination of this Lease or any renewal or extension thereof, provided that in the event of such removal Tenant shall promptly restore the Premises to their original order and condition. Any such equipment not removed at or prior to such termination shall, at Landlord's option, be and become the property of Landlord.

6.7   INITIAL INSTALLATION AND IMPROVEMENTS BY TENANT

      Tenant shall submit to Landlord complete architectural, electrical and mechanical plans and specifications covering all work which Tenant proposes to do in the Premises including the fixturing thereof, whether such work is to be done by Tenant or others. Such plans and specifications shall be prepared in such detail as is required by the municipality in which the Shopping Center is located and, if such municipality does not require submittal of such plans and specifications, then in such detail as Landlord reasonably requires and Tenant agrees not to commence work upon any portion of the Premises until Landlord has approved such plans and specifications in writing. Landlord agrees to act with reasonable promptness with respect to the approval or non-approval of such plans and specifications. Any changes in said plans or specifications must be similarly approved, in writing, by Landlord.

      Upon receiving possession of the Premises from Landlord, Tenant shall with due diligence proceed to commence work on these initial improvements and alterations to the Premises and to install such furnishings, trade fixtures and equipment and to perform such other work as shall be necessary or appropriate in order to prepare the Premises for the opening of business. In the event that Tenant does not open the Premises for the conduct of its business by the date set forth in Section 1.3 of the Abstract of Lease, Landlord, in addition to all other remedies hereunder, shall have the right to terminate this Lease by giving Tenant written notice of such termination, whereupon this Lease shall be terminated unless by the date of the giving of said written notice, Tenant shall have opened the Premises for the conduct of its business.

      All of Tenant's work and installations shall be done in a first class, workmanlike manner using qualified labor and high quality material and in compliance with all laws, rules, regulations and orders of all governmental authorities having jurisdiction thereof. Tenant's work shall be conducted so as not to interfere with other work in progress in the Premises or the Shopping Center and, in the performance of Tenant's work, Tenant shall engage and employ only such labor as will not cause any conflict or controversy with any labor organization representing trades performing work for Landlord or others in the Shopping Center, or any part thereof, including the Premises.

      Tenant shall, at Tenant's own expense, promptly remove from the Premises and the Shopping Center area all trash and debris which may accumulate in connection with Tenant's work in the Premises. Tenant, prior to delivery of possession, shall with the prior consent of Landlord be permitted to install fixtures and equipment. Any work done by Tenant prior to delivery of possession of the Premises shall be done in a manner as will not interfere with the progress of the work by Landlord of completing construction and Landlord shall have no liability or responsibility for loss of, or any damage to fixtures, equipment or other property of Tenant so installed or placed on the Premises.

      Tenant will obtain a certificate of occupancy and deliver a copy thereof to Landlord upon completion of Tenant's work.

6.8   MECHANIC'S LIENS

      If Tenant makes any alterations or improvements in the Premises, Tenant must pay for same when made. Nothing in the Lease shall be construed to authorize Tenant or anyone dealing with or under Tenant, to charge the rents of the Premises, or the property of which the Premises form a part, or the interest of Landlord in the estate of the Premises, or any person under and through whom Landlord has acquired its interest in the estate of the Premises, with a mechanic's lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of Landlord in the making of any such alterations or improvements to the Premises. If a mechanic's or materialmen's lien is threatened by any contractor or supplier, or in the event of the filing of a notice of any such lien, Tenant will promptly pay same and take steps immediately to have same removed. If the lien is not removed within ten
      (10) days from the date of written notice from Landlord, Landlord shall have the right at Landlord's option to cause the same to be discharged by record of payment, deposit, bond or order of a court of competent jurisdiction or otherwise, or to pay any portion thereof and of the amounts so paid, including attorneys' fees and expenses connected therewith and interest at the rate of 18% per annum on any sums paid or advanced shall be Additional Rent due from Tenant to Landlord and shall be paid to Landlord immediately upon rendition to Tenant of bill. Tenant will indemnify and hold harmless Landlord from and against all loss, claims, damages, costs or expenses suffered by Landlord by reason of any repairs, installations or improvements made by Tenant. At Landlord's option, Tenant will provide a payment and performance bond in the amount of Tenant's work and Tenant will deposit the cost of all Tenant's work into a construction escrow, with a title insurance company acceptable to Landlord. The terms of such escrow will provide for periodic payments directly to contractors upon the deposit of all appropriate mechanic's lien waivers and contractor's affidavits duly executed and acknowledged before a notary public, necessary to ensure Landlord of lien-free construction. In addition and at Landlord's option, Tenant shall be required to deliver to Landlord cash or other security in amounts, content and form acceptable to Landlord to hold as security for the prompt payment and to ensure completion of Tenant's work. Tenant will provide insurance certificates from all contractors performing Tenant's work in form and substance as is required by Tenant under this Lease.

      Except as may be expressly provided in this Lease, nothing in this Section shall be construed to permit Tenant to place any materials upon the Premises or cause any labor or construction, or to make any alterations, additions, replacements or substantial repairs, in or about the Premises. Landlord shall have the further right at any time, and from time to time, to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises, and Landlord, from all Hens of any nature whatsoever.

      No mechanics' or materialmen's liens or mortgages, deeds of trust, or other Hens of any character whatsoever created or suffered by Tenant shall in any way, or to any extent, affect the interest or rights of Landlord in any buildings or other improvements on the Premises, or attach to or affect Landlord's title to or rights in the Premises including, but not limited to, Landlord's reversionary interest or other estate or interest of Landlord in the Premises.

6.9   TENANT'S DUTY TO REPAIR AND MAINTAIN PREMISES

      Tenant shall keep and maintain in good order, condition and repair (including any such replacement, periodic painting, and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances hereto located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Premises including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems (whether or not located in the Premises), sprinkler systems, walls, floors and ceilings, motors applicable to the Premises, and all alterations, improvements and installations made by Tenant under the terms of this Lease and any exhibits thereto, as herein provided; any repairs required to be made in the Premises due to burglary of the Premises or other illegal acts on the Premises or any damage to the Premises caused by a strike involving the Tenant or its employees.

      Tenant shall maintain and bear the expense of the light fixtures and bulbs, air-conditioning units and filters, janitorial services, interior pest control, and the like. In the event that any governmental regulations, from time to time, shall require emergency lighting to be installed in the Premises, the installation and the maintenance of the same, including providing of battery power, shall be the responsibility of Tenant. Tenant will not cause or permit accumulation of any debris or extraneous matter on the roof of the Premises and will be responsible for any damage caused to the roof by any acts of the Tenant, its agents, servants, employees or contractors of any type or nature.

      At all times during the Term, Tenant, at its sole cost and expense, shall maintain an HVAC maintenance contract in effect with a licensed competent contractor for the consistent periodic inspection and maintenance of all HVAC systems located on or for the use of the Premises. If the permitted use of the Premises is as a restaurant or other prepared food provider, Tenant, at its sole cost and expense, shall maintain in effect at all times during the Term of the Lease (or so long as the use of the Premises includes a restaurant or other food provider) a grease trap maintenance contract for the consistent and periodic inspection and maintenance of all grease traps located on or which service the Premises. All HVAC and grease trap maintenance contracts will be entered into with responsible, experienced providers. Tenant is obligated to provide copies of all such maintenance contracts to Landlord on an annual basis.

      In accordance with any applicable municipal regulations, and at its own expense, Tenant shall:

      o place any rubbish or other matter outside the building or in the Premises only in such containers as are authorized from time to time by Landlord and pay the cost of removal of all of Tenant's refuse or rubbish. If Landlord shall provide or designate a service for picking up refuse or garbage, Tenant shall use the same at its sole cost;

      o see that there are no undue accumulations of garbage and refuse; keep the same in proper containers on the interior of the Premises, until called for collection; remove the same at Tenant's expense;

      o keep the outside areas immediately adjoining the Premises clean and free from ice and not place or permit any rubbish, obstructions or merchandise in such areas; and

      o keep the Premises (including all exterior surfaces and both sides of all glass) clean, orderly, sanitary and free from objectionable odors, insects, vermin and other pests.

      If Tenant refuses or neglects to commence and to complete repairs or maintenance required herein promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall pay the cost thereof to Landlord as Additional Rent upon demand. Except as provided in Section 6.3 above and except as specifically provided in
      Section 9.1 (Fire and Casualty damage) and Section 9.2 (Condemnation), Landlord shall not be obligated to repair, replace, maintain or alter the Premises, and Tenant waives all laws in contravention thereof. With regard to repairs, Tenant expressly waives any right pursuant to any law now existing or which may be effective during the Term hereof, to make repairs at Landlord's expense.

ARTICLE VII - USE OF PREMISES

7.1   TENANT'S USE OF THE PREMISES

      Tenant shall use and occupy the Premises only for those permitted uses reflected in the Abstract of Lease and for no other purpose without Landlord's prior written consent. Additionally, except as provided to the contrary as permitted uses in the Abstract of Lease, Tenant shall not violate in any manner the exclusive use provisions granted by Landlord to other tenants in the Shopping Center when Tenant has received written notice of such exclusive use provisions. The prohibited uses set out herein and those set forth on Exhibit F, apply to Tenant's and Tenant's successors and assigns use of the Premises only and do not in any way limit Landlord's or any other tenant's rights with respect to the Shopping Center. If any conflict shall develop between Tenant and any other tenant of the Shopping Center regarding any provisions in this Lease or in leases to other tenants in the Shopping Center, Landlord shall be the sole arbitrator of such conflict. Landlord's decision shall be binding on Tenant and Landlord shall incur no liability to Tenant as a result of any such determination made by Landlord hereunder. If Landlord permits a deviation from any provision of this Lease, the permission, to be effective, must be in writing and Landlord in its sole discretion may withhold or revoke such permission. Failure of Landlord to enforce any provision in this Lease or in leases to any other tenant in the Shopping Center shall be at Landlord's sole discretion and Landlord shall incur no liability to Tenant as a result of any determination made by Landlord.

      Neither Tenant nor any person, firm, or corporation directly or indirectly affiliated with Tenant nor Tenant's franchisers, subsidiaries, parents, partners or shareholders (in a closely held corporation) shall conduct any commercial establishment within three (3) miles (measured in a straight line in all directions from the Shopping Center) of the Shopping Center during the Term hereof. Nothing contained in this Lease is intended to (or shall) limit or restrict the Landlord and its successors and/or assigns or any other tenant and their successors and/or assigns from engaging in one or more types of retail businesses. Tenant will at all time be the operator and manager of the Premises any attempt to use a management contract, concession agreement or any other arrangement whereby the operation of the business of the Premises will be other than by Tenant shall constitute a violation of this Lease.

7.2   USE OF COMMON AREAS

      All facilities furnished by Landlord in the Shopping Center and designated for the general use, in common, of occupants of the Shopping Center, including Tenant hereunder, their officers, agents, employees and customers, including, but not limited to, parking areas, streets, sidewalks, canopies, roadways, loading platforms, washrooms, shelters, ramps, landscaped areas and other similar facilities, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right from time to time to change the area, level, location and arrangement of such parking areas and other facilities above referred to, and make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common facilities. Tenant hereunder and any other subtenants and licensees shall comply with all rules and regulations made by Landlord pertaining to the operation and maintenance of said common facilities, including, but not limited to, such reasonable requirements pertaining to sanitation, handling of trash and debris, loading and unloading of trucks and other vehicles, and safety and security against fires, theft, vandalism, personal injury and other hazards. The parking area shall be limited to parking for customers of tenants of the Shopping Center and Tenant and its employees may not park in any portion of the parking area, except that portion thereof designated or which may hereafter be designated as "Employees' Parking Area." Upon request of the Landlord, Tenant will furnish to Landlord the license numbers of any automobiles belonging to Tenant or its employees and in the event any of such vehicles shall be parked in areas other than those designated for employee parking, the Tenant shall pay to Landlord forthwith on demand an amount equal to $10.00 per day of each day that such vehicles shall be parked in such nondesignated areas.

      Landlord shall have the exclusive right at any and all times to close any portion of the common areas for the purpose of making repairs, changes or additions thereto and may change the size, area or arrangement of the parking areas or the lighting thereof within or adjacent to the existing areas and may enter into agreements with adjacent owners for cross-easements for parking, ingress or egress. In the event that the lighting controls for the common areas shall be located within the Premises, then Landlord shall in such event have the right to enter the Premises of the Tenant for the purpose of adjusting or otherwise dealing with the said controls as required.

7.3   LANDLORD'S USE OF SHOPPING CENTER

      Landlord may use or lease the remaining shops and spaces in the Shopping Center for retail use, commercial offices or any other legally permitted uses.

7.4   CONDUCT OF TENANT'S OPERATIONS

      A. Tenant shall open for business and shall operate all of the Premises during the entire Term of this Lease with due diligence and efficiency as to produce the maximum Gross Receipts which may be produced by such manner of operation. Subject to inability by reason of strikes or labor disputes or unavailability of goods or other reasons beyond Tenant's reasonable control, Tenant shall carry at all times in the Premises a stock of merchandise of such size, character and quality as shall be reasonably designed to produce the maximum return to Landlord and Tenant. Tenant shall conduct its business during the same days, nights and hours as the majority of the stores in the Shopping Center, and shall continuously and uninterruptedly occupy the Premises and operate the store throughout the Term for the use permitted by this Lease. In the event Tenant fails to continually and uninterruptedly occupy and operate its business on the Premises, Tenant shall, in addition to all other damages chargeable against Tenant in this Lease, pay the Landlord, as damages, an amount equal to the diminution in value of the Shopping Center resulting from this breach. The failure of Tenant to open the Premises for business within sixty (60) days after delivery of possession of the Premises from Landlord to Tenant as provided in
            Section 6.2 of this Lease shall constitute an event of default hereunder and shall, in addition to all other remedies permitted to be exercised by Landlord under the Lease, obligate the Tenant to reimburse Landlord for all of its initial construction costs and expenses and broker's fees in connection with the negotiation and execution of the Lease.

      B.    At all times throughout the Term, Tenant shall:

      (1) comply with any and all requirements of any of the constituted public authorities, and with the terms of any State or Federal law, statute or local ordinance or regulation applicable to Tenant for its use, safety, cleanliness or occupation of the Premises including, but not limited to, the requirements of the Americans with Disabilities Act, and hold Landlord harmless from penalties, liens, costs, expenses or damages resulting from Tenant's failure to do so. Tenant shall, at its sole cost and expense, promptly make all additions, alterations or changes to the Premises, or any portion thereof, as may be required by any governmental authority or agency and shall comply promptly with all present and future orders, rules, regulations and directions of any governmental authority or agency.

      (2) Give to Landlord prompt written notice of any accident, fire or damage occurring on or to the Premises.

      (3) Load and unload goods at such times in the areas and through such entrance as may be designated for such purposes by Landlord. Such trailers or trucks shall not be permitted to remain parked overnight in any area of the Shopping Center, whether loaded or unloaded.

      (4) Conduct its business in the Premises in all respects in a dignified manner and in accordance with high standards of store operation.

      (5) Comply with all reasonable rules and regulations of Landlord in effect at the time of the execution of this Lease or at any time or times, and from time to time, promulgated by Landlord, which Landlord in its sole discretion shall deem necessary in connection with the Premises, the building of which the Premises are a part, or the Shopping Center, including both the operation of Tenant's business during certain minimum days and hours and the installation of such fire extinguishers, water buckets and other safety equipment as Landlord may reasonably require.

      C.    Except by prior written consent of Landlord, Tenant shall not:

      (1) Use or operate any machinery that, in Landlord's opinion, is harmful to the building or disturbing to other tenants in the building of which the Premises is a part, nor shall Tenant use any loud speakers, televisions, phonographs, radios or other devices in a manner so as to be heard or seen outside of the Premises, nor display merchandise on the exterior of the Premises either for sale or for promotional purposes, nor shall Tenant create any noxious or objectionable odors which may be disturbing to other tenants in the building of which the Premises is a part.

      (2) Do, or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or any part thereof, or on the building of which the Premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as Additional Rent any and all increase or increases of premiums on insurance carried by Landlord on the Premises, the Shopping Center or any part thereof, caused in any way by the occupancy of Tenant.

      (3) Conduct any auction, fire, bankruptcy or selling-out sale on or about the Premises, solicit business in any parking or other common area which may become such by the leasing or licensing to others by Landlord of any property adjoining or near the Premises. Such solicitation shall include, without limitation, distribution of handbills or other advertising media in or on automobiles parked in the parking area or other common areas, the use of pickets in such areas, the use of loud speaker systems which are audible in such areas, and the displaying of any of Tenant's merchandise or the posting of any signs not expressly authorized hereunder in such areas.

7.5   RIGHTS RESERVED BY LANDLORD

      A. EASEMENTS. Landlord expressly reserves all rights in and with respect to the land hereby leased not inconsistent with Tenant's use of the Premises as provided in the Lease, including (without in any way limiting the generality of the foregoing) the rights of Landlord to establish common areas and grant parking easements to others and to enter upon the Premises and give easements to others (even before the establishment of common areas) for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, gas, sewer and other pipe lines, and telephone, electric, and power lines, cables and conduits as Landlord may deem desirable in connection with the development or use of any other property in the neighborhood of the land hereby leased, whether owned by Landlord or not, all of which pipelines, lines and conduits shall be buried to a sufficient depth or raised to a sufficient height so as not to interfere with the use or stability of the building or any other improvements on the land hereby leased.

      B. INSPECTION, REPAIR AND INSTALLATION. Landlord reserves the right to, at all reasonable times, by itself or its duly authorized agents, employees and contractors to go upon and inspect the Premises and every part thereof, to enforce or carry out the provisions of this Lease, at its option to make repairs, alterations and additions to the Premises or the building of which the Premises are a part, to perform any defaulted obligation of Tenant or for any other proper purposes. Landlord also reserves the right to install or place upon, or affix to the roof and exterior walls of the Premises, equipment, signs, displays, antenna, and any other object or structure of any kind, provided the same shall not materially impair the structural integrity of the building or interfere with Tenant's occupancy.

      C. PRESENTATION FOR SALE OR LEASE. Landlord hereby reserves the right during usual business hours to enter the Premises and to exhibit the same for purposes of sale, lease or mortgage, and during the last twelve (12) months of the term of this Lease, to exhibit the same to any prospective Tenant, and to display a "For Sale" sign at any time, and also after notice from either party of their intention to terminate this Lease, or at any time within twelve (12) months prior to the expiration of this Lease, a "For Rent" sign, a "For Sale" sign, or both, as Landlord shall require, except on doors leading into the Premises. Prospective purchasers or tenants authorized by Landlord may inspect the Premises at reasonable hours at any time.

7.6   HAZARDOUS MATERIALS


      A. HAZARDOUS MATERIALS. Tenant shall comply with all environmental laws relating to Hazardous Materials (as hereinafter defined) affecting the Premises, the Shopping Center and the improvements thereon, and the business conducted thereon by Tenant, or any activity or condition on or in the Premises. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, and which is stored, used, disposed of or released in violation of any law, rule, regulation or order of any local governmental authority, the state in which the Premises is located or the United States Government. Without limiting the generality of the foregoing, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises or the Shopping Center by itself or its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, the Shopping Center or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the Premises, the Shopping Center, and/or adjacent property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, the Shopping Center, and/or adjacent property, damages arising from any adverse impact on occupying or marketing of the Premises, the Shopping Center, and/or adjacent property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees which arise during or after the term or extended term of this Lease as a result of such contamination. This indemnification includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises, the Shopping Center, and/or adjacent property. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Shopping Center caused or permitted by Tenant results in any contamination of the Premises, the Shopping Center, and/or adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises, the Shopping Center, and/or adjacent property to the condition existing prior to the introduction of any such Hazardous Material to the Premises, the Shopping Center, and/or adjacent property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Shopping Center, and/or adjacent property. The provisions of this Section 7.6 shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

            Landlord shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the requirements of this Section 7,6. If Tenant is not in compliance with the requirements of this Section 7.6, Landlord shall have the right, but not the obligation, to immediately enter upon the Premises to remedy any condition which is in violation of the terms of this Lease or caused by Tenant's failure to comply with the requirements of this Lease. Landlord shall use reasonable efforts to minimize interference with Tenant's business as a result of any such entry by Landlord.

ARTICLE VIII - LIABILITY INSURANCE AND INDEMNIFICATION

8.1   ALLOCATION OF RISKS AND INSURANCE

      A. OPERATION OF SHOPPING CENTER AND COMMON FACILITIES. Landlord bears the risk of and may insure, as practical or required by a lender of Landlord, the operation of the Shopping Center as a whole or the common facilities. Such insurance may include, but is not limited to, general liability, umbrella liability, bodily injury, public liability, property damage liability, automobile insurance, sign insurance and the like in limits selected by Landlord. Tenant shall pay to Landlord its Proportionate Share of such insurance as provided in Section 4.3 above.

      B. PREMISES AND SHOPPING CENTER. Landlord bears the risk of and shall keep the buildings and improvements forming at any time a part of the Premises insured against loss or damage by fire, with extended coverage and vandalism and malicious mischief endorsement or their equivalents, in such insurance companies as Landlord shall select and in amounts not less than eighty percent (80%) of the replacement cost of the building and structures insured with loss payable thereunder to Landlord and to any authorized encumbrances of Landlord (with standard mortgagee loss payable clause) in accordance with their respective interests. Landlord may also maintain rent insurance equal to at least one year's Rent. If the Lease is canceled for any reason or if Tenant has committed an event of default which has not been cured, all insurance proceeds shall be paid and retained by Landlord, subject to the rights of any authorized encumbrances of Landlord. Tenant shall pay to Landlord its Proportionate Share of such Insurance as provided in Section 4.3 above. Tenant agrees not to keep upon the Premises any articles or goods which may be prohibited by the standard form of fire insurance policy. It is agreed between the parties that in the event the insurance rates applicable to fire and extended coverage insurance covering the within Premises shall be increased by reason of any use of the Premises made by the Tenant, then Tenant shall pay to Landlord such increase in Insurance as shall be occasioned by said use.

      C. PROPERTY OF TENANT. Tenant agrees that all leasehold improvements in the Premises (whether installed by Tenant or otherwise) and all of Tenant's property, including but not limited to Tenant's betterments and improvements, inventory, fixtures, furnishings, floor coverings, equipment and all other property owned by it in, on, or about the Premises shall be kept at the sole risk and hazard of the Tenant. Landlord shall not be liable or responsible for any loss of or damage to Tenant, or anyone claiming under or through Tenant, or otherwise, whether such loss or damage is caused by or resulting from a peril required to be insured hereunder, or from water, steam, gas, leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes, and whether or not originating in the Premises or elsewhere, irrespective of whether or not Landlord may be deemed to have been negligent with respect thereto, and provided such damage or loss is not the result of an intentional and willful wrongful act or the gross negligence of Landlord. Tenant agrees that if any property owned by it and located in the Premises shall be damaged or destroyed by an insured peril, Landlord shall not have any liability to Tenant, prior to any insurer of Tenant, for or in respect of such damage or destruction, and Tenant shall require all policies of risk insurance carried by it on its property in the Premises to contain or be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against Landlord.

      D. OPERATIONS OF TENANT. All operations conducted by Tenant in, on or about the Premises shall be at Tenant's sole risk. In addition, Tenant shall procure insurance for its operations as follows:

      (1) Liability Insurance: Tenant shall keep in force at its own expense commercial general liability insurance including bodily injury and property damage and contractual liability insurance covering the Premises, Tenant's use thereof and any use of motor vehicles by Tenant within the Shopping Center against claims for "personal injury" liability, including but not limited to, bodily injury, death or property damage with limits of not less than a combined single limit of One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) general aggregate and a One Million and No/100 Dollars ($1,000,000.00) umbrella policy, and Fire Legal Liability Insurance in amounts sufficient to cover the replacement costs of the Premises and loss of the use thereof.

      (2) Plate Glass Insurance: Tenant shall keep and maintain in force during the Term hereof, plate glass insurance upon windows and doors in the Premises. Tenant may self-insure glass coverage with limits acceptable to Landlord.

      (3) Boiler machinery insurance required in the amount equal to value of mechanical equipment.

      (4) Dram Shop/Liquor Liability Insurance: In the event that at any time during the Term of the Lease or any extension or renewal thereof, drugs, prescription drugs, beer, wines or other alcoholic liquors or beverages are sold or given away upon or from the Premises (it being understood and agreed, however, the foregoing provision shall not authorize the use of the Premises for such purposes without the express written consent of the Landlord being set forth otherwise in this Lease), Tenant shall, at its sole expense, obtain, maintain, and keep in force, Dram Shop/Liquor Liability insurance protecting both Tenant and Landlord in connection therewith with policy provided for, from time to time, under the laws of the state in which the Premises are located, with a minimum limit of One Million and No/100 Dollars ($1,000,000.00) per occurrence. In the event Tenant shall fail to procure such insurance, then sales of the foregoing products shall be suspended until such coverage is again in force.

      E. REQUIREMENTS OF ALL POLICIES. All insurance policies required of Tenant in this Lease shall be in the name of Tenant, and shall name Landlord, and, upon request, any other party named by Landlord with an interest in this Lease, as an additional insured for claims arising from the acts or omissions of Tenant or its employees. Each policy shall contain an express waiver of any right of subrogation against Landlord and other name insured designated by Landlord. Said policies shall be in Class "A-" or better companies authorized to write such coverage in the state in which the Premises is located and shall be reasonably acceptable to Landlord and/or its lender (which shall be named as an additional insured if requested in writing). Tenant will further deposit the policy or policies of such insurance or certificates thereof (on Accord 25 forms) with Landlord commencing with the date Tenant first enters upon the Premises for any purpose. Each policy shall provide against cancellation without thirty (30) days' prior written notice to the named insureds. The deductibles on all such insurance will be in amounts acceptable to Landlord. Tenant will pay all deductible amounts under all such insurance policies.

      F. FAILURE TO PROCURE INSURANCE, In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in force continuously during the Term, Landlord shall be entitled to procure the same and Tenant shall immediately reimburse Landlord for such premium expense.

8.2   INDEMNIFICATION AND WAIVER OF CLAIMS

      Tenant indemnifies Landlord and waives claims as follows:

      A. INDEMNIFICATION. Tenant will indemnify and defend Landlord and hold it harmless from and against any and all claims, actions, damages, losses, risks, liabilities and expense (including attorney's fees and costs) in connection with the breach of any certification made by Tenant in this Lease, loss of life, personal injury and/or damage to property occurring in or about, or arising from or out of, the Premises and adjacent sidewalks and loading platforms or areas occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, customers or employees unless such claim, action, damage, liability or expense is the result of the intentional and willful act or the gross negligence of Landlord. Additionally, Tenant agrees to indemnify, defend and hold harmless Landlord with respect to any claim, cause of action or proceeding, in law or in equity, civil, criminal or administrative, asserted or brought by any person, firm, or corporation, including, without limitation, any government or agency thereof, and any private individual, corporation, or other entity claiming or asserting that the exclusive uses contained in Section 7,1 constitute an unfair method of competition or an unfair and deceptive act or practice in commerce, or is in restraint of trade, or constitutes a violation of any of the Anti-Trust Laws of the United States, including, but not limited to, the Federal Trade Commission Act, or any state law having as its purpose the preservation of competition and/or the outlawing of agreements, combination, and conspiracies in restraint of trade or commerce. Tenant agrees to defend, at its own cost and expense, any lawsuit or proceeding referred to above and to reimburse Landlord for any reasonable expenses or damages, including reasonable attorney's fees and disbursements, incurred in any such proceeding, lawsuit, administrative action, or investigation commenced in whole or in part by reason of said exclusive clause.

      B. WAIVER OF CLAIMS. Landlord and Landlord's agents, employees and contractors shall not be liable for, and Tenant hereby releases all claims for, damage to person and property sustained by Tenant or any person claiming through Tenant resulting from any theft, fire, accident, occurrence or condition in or upon the Premises or building of which they shall be a part, including, but not limited to, such claims for damage resulting from: (i) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, water pipes, stairs, railings or walks; (ii) any equipment or appurtenances becoming out of repair;
            (iii) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon of about such building or Premises; (iv) the backing up of any sewer pipe or downspout; (v) the escape of steam or hot water; (vi) water, snow or ice being upon or coming through the roof or any other place upon or near such building or Premises or otherwise; (vii) the falling of any fixture, plaster or stucco; (viii) broken glass; and
            (ix) any act or omission of co-tenants or other occupants of said building or of adjoining or contiguous property or buildings. In the event the Premises or its contents are damaged or destroyed by fire or other insured casualty, the rights, if any, of either party hereto against the other with respect to such damage or destruction are waived, and all policies of fire and/or extended coverage or other insurance covering the Premises or its contents shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the insureds have waived the right of recovery from any person or persons prior to the date and time of loss or damage, if any.

      C. NOTICE OF CLAIMS OR SUITS. Tenant agrees to promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against the Landlord. In the event Landlord is made a party to any action for damages which Tenant has herewith indemnified Landlord against, then Tenant shall pay all costs and shall provide effective counsel in such litigation or shall pay, at Landlord's option, the attorneys' fees and costs incurred in connection with said litigation by Landlord.

      D. TENANT'S TIME TO SUE. To the extent permitted by law, any claim, demand, right or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within six (6) months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of this Section is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights, or defenses under applicable laws.

ARTICLE IX - LOSS, DESTRUCTION OR TAKING OF PREMISES OR SHOPPING CENTER

9.1   FIRE OR OTHER CASUALTY

      Tenant shall give to Landlord prompt written notice of any accident, fire or damage occurring on or to the Premises. Thereupon, Landlord's obligation concerning the repair or reconstruction of the Premises will be as follows:

      A. PARTIAL DESTRUCTION OF PREMISES. If the Premises shall be damaged by the elements or other casualty or by fire, not due to Tenant's negligence, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly after receipt of insurance proceeds cause such damage to be repaired, and the Rent shall not be abated. If by reason of any such occurrence, the Premises shall be rendered untenantable only in part, Landlord shall promptly after receipt of insurance proceeds cause the damage to be repaired and the Minimum Rent meanwhile shall be abated proportionately as to the portion of the Premises and only for the time such Premises are rendered untenantable.

      B. SUBSTANTIAL DESTRUCTION OF PREMISES. If the Premises shall be rendered wholly untenantable by reason of such occurrence (i.e., destruction of 25% or more), the Landlord shall promptly after receipt of insurance proceeds cause such damage to be repaired, and the Rent shall meanwhile be abated in whole, provided, however, that Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after said occurrence, to elect not to reconstruct the destroyed Premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence, the Rent to be adjusted as of such date.

      C. DESTRUCTION OF SHOPPING CENTER. If the Shopping Center shall be damaged by the elements or other casualty or by fire, not due to Tenant's negligence and which damage does not render the Premises untenantable in whole or in part, Landlord shall promptly after receipt of insurance proceeds cause such damage to be repaired and the Rent shall not be abated. If the Shopping Center or any premises located thereon suffers damage or destruction of a substantial nature (i.e., destruction of 10% or more of the Shopping Center), which damage or destruction does not render the Premises untenantable in whole or in part. Landlord shall after receipt of insurance proceeds cause such damage to be repaired and the Rent shall not be abated; provided, however, that Landlord shall have the right to be exercised by notice in writing to be delivered to Tenant within sixty (60) days from and after such occurrence to elect not to reconstruct the destroyed portion of the Shopping Center, and in such event this Lease and the tenancy hereby created shall cease as of the date of the occurrence, the Rent to be adjusted as of such date.

9.2   CONDEMNATION

      A. AWARD. If title to all or any portion of the Premises is taken by a public or quasi-public authority under any statute or by right of eminent domain of any governmental body, whether such loss or damage results from condemnation of part or all of the Premises or any portion of the parking area or service entrances and exits. Tenant shall not be entitled to participate or receive any part of the damages or award except where said award shall provide for moving or other reimbursable expenses for the Tenant under applicable statute in which event the latter sum shall be received by Tenant, and except that portion of any award allocated to the taking of Tenant's trade fixtures, equipment and personal property, or to a loss of business by Tenant. None of the awards or payments to Landlord shall be subject to any diminution or apportionment on behalf of Tenant or otherwise.

      B. SUBSTANTIAL OR MATERIAL TAKING OF PREMISES. Should any power of eminent domain be exercised after Tenant is in possession, such exercise shall not void or impair this Lease unless the amount of the Premises so taken is such as to substantially and materially impair the usefulness of the Premises for the purpose for which the same are hereby demised, in which event either party may cancel this Lease by notice to the other within sixty (60) days after possession is taken, and the Rent herein provided shall abate as of the date possession is taken by the condemning authority.

      C. PARTIAL TAKING OF PREMISES. If a portion of the Premises shall be taken as herein provided for public improvements or otherwise under the exercise of the right of eminent domain and the Premises shall continue to be reasonably suitable for the use which is herein authorized, then the Rent herein provided shall be reduced from the date of such taking in direct proportion to the reduction in usefulness of the Premises and the Lease shall continue in full force and effect.

      D. If a portion of the Shopping Center shall be taken as herein provided for public improvements or otherwise under the exercise of the right of eminent domain, such exercise shall not void or impair the Lease unless the amount of the Shopping Center so taken, in Landlord's sole and absolute discretion, is such to substantially or materially impair the usefulness of the Shopping Center, in which event Landlord may cancel this Lease by notice to Tenant within sixty (60) days after possession is taken, the Rent to be adjusted as of such date.

ARTICLE X - ASSIGNMENT, SUBLETTING, MORTGAGING AND SUBORDINATION

10.1  ASSIGNMENT AND SUBLETTING BY TENANT

      A. Except as may be provided in Section 11.4 with respect to assignment of this Lease following Tenant's bankruptcy, Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor pledge or encumber by mortgage or other instruments any interest in this Lease (each individually and collectively referred to in this Section as a "Transfer") without first obtaining the consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. This prohibition includes, without limitation, any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate, partnership or proprietary structure. Any Transfer to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or similar proceeding shall be subject to, and in accordance with, the provisions of Section 11.4, if applicable. Consent by Landlord to any transfer shall not constitute a waiver of the requirement for such consent to any subsequent Transfer.

      B. Subject to the provisions of Section 11.4 respecting assignment of this Lease following Tenant's bankruptcy and assumption of this Lease by Tenant or its trustee, if applicable, it is expressly understood and agreed that Landlord may, in its sole and absolute discretion, withhold its consent to any Transfer of this Lease or of all or any part of the Premises. The parties recognize that this Lease and the Premises are unique, and that this Lease and the Premises derive value from the remainder of the Shopping Center area as a whole, and that the nature and character of the operations within and management of the Premises are important to the success of Landlord's business and the Shopping Center area. Accordingly, and without limiting the generality of the foregoing, Landlord may condition its consent to any Transfer upon satisfaction of all or any of the following conditions:

      (1) the net assets of the assignee, licensee, sublessee or other transferee or permittee (collectively, "Transferee") immediately prior to the transfer shall not be less than the greater of the net assets of Tenant immediately prior to the transfer or the net assets of Tenant at the time of the signing of this Lease;

      (2) such Transfer shall not adversely affect the quality and type of business operation which Tenant has conducted theretofore;

      (3) such Transferee shall possess qualifications for the Tenant business substantially equivalent to those of Tenant and shall have demonstrated recognized experience in successfully operating such a business, including, without limitation, experience in successfully operating a similar quality business in first class shopping centers;

      (4) such Transferee shall continue to operate the business conducted in the Premises under the same Tenant trade name, in the same manner as Tenant and pursuant to all of the provisions of this Lease;

      (5) such Transferee shall assume in writing, in a form acceptable to Landlord, all of Tenant's obligations hereunder and Tenant shall provide Landlord with a copy of such assumption/transfer document;

      (6) should the Transferee propose to amend the Tenant use requirements as are set forth in Article VII of this Lease, such new use shall not conflict with the primary use of any other tenant or with any restrictive covenants encumbering the Shopping Center or exclusive use provisions of other leases in effect at the time of the assignment;

      (7) Tenant shall pay to Landlord a transfer fee of Five Hundred and No/100 Dollars ($500.00) ("Transfer Fee") prior to the effective date of the transfer in order to reimburse Landlord for all of its internal costs and expenses incurred with respect to the transfer, including, without limitation, costs incurred in connection with the review of financial materials, meetings with representatives of transferor and/or Transferee and preparation, review, approval and execution of the required transfer documentation, and, in addition, Tenant shall reimburse Landlord for any out-of-pocket costs and expenses incurred with respect to such Transfer;

      (8) as of the effective date of the Transfer and continuing throughout the remainder of the Term, the Minimum Rent shall be the greater of
            (A) the Minimum Rent set forth in the Abstract of Lease hereof, or
            (B) the sum of all Minimum Rent payable by Tenant during the twelve
            (12) calendar months preceding the Transfer;

      (9) Tenant to which the Premises were initially leased shall continue to remain liable under this Lease for the performance of all terms, including, but not limited to, payment of Rent due under this Lease;

      (10) Tenant's guarantor, if any, shall continue to remain liable under the terms of the Guaranty of this Lease and, if Landlord deems it necessary, such guarantor shall execute such documents necessary to insure the continuation of its guaranty;

      (11) Landlord shall receive upon execution of its consent the full unamortized amount of any construction or other allowances given to the original Tenant under this Lease, any due but unpaid Rent, and an amount equal to fifteen percent (15%) of any and all consideration paid or agreed to be paid directly or indirectly, to Tenant for such transfer or for the sale of Tenant's business in connection with which any such Transfer is made; and

      (12) each of Landlord's Mortgagees shall have consented in writing to such Transfer.

      The acceptance of any Rent by Landlord from any alleged assignee or subtenant shall not constitute approval of the assignment or sublease of this Lease by the Landlord, and the consent by Landlord to one assignment or subletting of the Premises shall not constitute a waiver of Landlord's rights hereunder.

      Tenant shall pay to Landlord the Transfer Fee of $500.00 for such written consent. In the event of any such assignment, subletting, licensing or granting of a concession made with the prior written consent of the Landlord as aforesaid, Tenant will nevertheless remain primarily liable for the performance of all the terms, conditions, and covenants of this Lease. Any Transfer shall be by agreement in a form and content acceptable to Landlord, and shall specify and require that each Transferee of this Lease by acceptance of any Transfer shall assume, be bound by, and be obligated to perform the terms and conditions of its sublessor and assignor under this Lease. A condition of such Transfer is the agreement of the parties that Landlord shall receive the full and complete Rent payment of the Transferee even though such payments may be in excess of the original Rent between Landlord and Tenant. It is the intent and understanding of the parties to this Lease that Tenant shall not receive any monetary benefit, in excess of the actual Rent obligation of Tenant, as agreed between the original Tenant and Landlord, through a Transfer to a third party. In the event of default of Tenant, Landlord at Landlord's sole option may succeed to the position of Tenant as to any subtenant or licensee of Tenant.

10.2  ASSIGNMENT AND MORTGAGING BY LANDLORD

      A. TRANSFER BY LANDLORD. The owner of the Premises shall only remain liable for the Landlord's obligations pursuant to the terms and limitations set forth in this Lease during its ownership of the Premises. So long as all sums held on Tenant's behalf in trust or escrow by Landlord are paid over to any purchaser of the Premises, Landlord and the owner of the Premises shall be and are hereby relieved of all covenants and obligations of Landlord hereunder after the date of sale of said Premises, and it shall be construed without further agreement between the parties that the purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder from the date of such sale.

      B. SUBORDINATION. This Lease is subordinate to any and all leases, mortgages or deeds of trust hereinafter placed upon the Shopping Center, now or in the future, or any part thereof, and to all future modifications, consolidations, replacements, extensions and renewals of, and all amendments and supplements to said leases, mortgages or deeds of trust. Notwithstanding such subordination, as aforesaid, this Lease, except as otherwise hereinafter provided including, but not limited to, an event of default by Tenant, shall not terminate or be divested by foreclosure or other default proceedings under said leases, mortgages, deeds of trust, or obligations secured thereby, and Tenant shall attorn to and recognize the Landlord,

      Mortgagee, Trustee, Beneficiary or the Purchaser at the foreclosure sale in the event of such foreclosure or other default proceeding, as Tenant's Landlord for the balance of the Term of this Lease, subject to all of the terms and provisions hereof. The provisions of this paragraph shall be self-operative, but Tenant acknowledges and agrees that as a material consideration inducing Landlord to enter into this Lease, Tenant shall acknowledge same by executing and delivering to Landlord on demand at any time or times, any and all instruments in order to subordinate this Lease and Tenant's rights hereunder, as aforesaid.

      C. ESTOPPEL AND SUBORDINATION DOCUMENTS. Tenant acknowledges and agrees that as a material consideration inducing Landlord to enter into this Lease, Tenant agrees to execute, acknowledge and deliver any and all documents required to effectuate the provisions of this Section within seven (7) days after request thereof by Landlord. In the event that upon any sale, assignment, lease, mortgage or hypothecation of the Premises and/or the land thereunder by Landlord, a statement shall be required by Tenant, Tenant agrees to deliver in recordable form an Estoppel Certificate (if such be the case) that this Lease is in full force and effect and there are no defenses or offsets or Landlord defaults thereto, or stating those claimed by Tenant, the dates to which Rent or other sums have been paid in advance, and any other such certifications of Lease terms as may reasonably be required and such specific subordination agreement on Lender's form as may reasonably be required by Lender, it being intended that any such statements delivered pursuant to this Section may be relied upon by any prospective purchaser, mortgagee, assignee or beneficiary. Tenant hereby giants Landlord a power of attorney to execute any document in the name of Tenant in the event Tenant fails to execute, acknowledge and deliver any document required to effectuate the provisions of this Section within seven (7) days after request therefor by Landlord.

      D. FINANCIAL STATEMENTS AND SALES FIGURES. Tenant acknowledges and agrees that as a material consideration inducing Landlord to enter into this Lease, Tenant will, with a request from Landlord, provide a copy of Tenant's latest available financial statements and year-to-date sales figures for the purpose of showing such statements in confidence to potential lenders or purchasers of the center. Tenant agrees to provide such statements within ten (10) days of Landlord's reasonable request. In addition, within sixty
            (60) days after Tenant's year end, Tenant will provide Landlord with monthly sales figures for the prior year.

ARTICLE XI - DEFAULT AND REMEDIES FOR DEFAULT

11.1  TENANT EVENTS OF DEFAULT

      The occurrence of any of the following shall constitute an event of default by Tenant hereunder:

      (1) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent, or for its reorganization or for the appointment of a receiver or trustee of Tenant's property; an assignment by Tenant for the benefit of creditors or the taking of possession of the property of Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant.

      (2) Failure of Tenant to pay when due any installment of Rent hereunder or any other sum herein required to be paid by Tenant, and the continuance of such nonpayment for five (5) days.

      (3)   Abandonment or misuse of the Premises by Tenant.

      (4) Tenant's failure to perform any other covenant or condition of this Lease within twenty (20) days after written notice and demand from Landlord.

11.2  REMEDIES OF LANDLORD FOR DEFAULT BY TENANT

      Upon the occurrence of an event of default, Landlord shall have the right, then or at anytime thereafter, and while such event of default shall continue, and in addition to and not in lieu of any other remedies, relief or rights available to Landlord at law or equity or contained in this Lease, to do any of the following:

      (1) Landlord by itself or its authorized agents may cure the default and charge Tenant for the costs of such cure, which charge shall be due and payable as Rent under this Lease immediately upon written notice to Tenant.

      (2) Landlord may enforce every provision of the Lease in accordance with its terms including, but not limited to enforcement of the payment of Rent provisions.

      (3) Landlord may look to the following security as provided in Article V above:

            (a) Landlord may exercise its general lien on the leasehold estate and all property in the Premises;

            (b) Landlord may exercise its rights as secured party under its Chattel Security Agreement with Tenant;

            (c) Landlord may apply all or part of the Security Deposit to the default of Tenant as provided in Section 5.1; or

            (d)   Landlord may exercise its rights under the Guaranty.

      (4) Landlord shall have the right to reenter the Premises to assume and take possession of the whole or any part thereof, and to remove all persons or personal property by direct or summary action, or in a different type of suit or proceeding, by force or otherwise, without being deemed guilty of trespass or other actionable wrong by reason thereof, and without being liable for the damages therefore or in connection therewith, and, after demand made therefor, Tenant or anyone in possession claiming under Tenant shall be deemed guilty of unlawful detainer and subject to such summary judgment or other action as may be provided by law. Additionally, Landlord may relet the Premises as the agent for and in the name of the Tenant, at any rental readily acceptable, applying the proceeds first to reimburse Landlord for all costs of enforcement of this Lease, second, to costs to re-rent the Premises including, but not limited to, tenant improvement costs and leasing commissions, third, to the payment of such Rent as same comes due, and toward the fulfillment of the other covenants and agreements of Tenant herein contained, and the balance, if any, remaining upon expiration of the Term shall be paid to Tenant, and the Tenant hereby agrees that if Landlord shall recover or take possession of said Premises as aforesaid, and be unable to relet and rent the same so as to realize a sum equal to the Minimum Rent and Additional Rent hereby provided, Tenant shall pay to Landlord any loss or difference of Minimum Rent and Additional Rent for the remainder of the Term. Landlord may, but is not required to, assign this Lease to Guarantor, if any, in the name of and on behalf of Tenant or may enter into a new lease with Guarantor on the same terms as this Lease or upon different terms. Tenant acknowledges that Landlord has been granted Tenant's power of attorney coupled with an interest in order to effectuate Landlord's rights hereunder in the event that Tenant fails or refuses to do so within five (5) days of notice from Landlord.

      (5) Landlord, irrespective of the date on which its right of reentry shall have accrued or be exercised, shall have the right, whether for rent or possession or otherwise, to forfeit this Lease and terminate the state of tenancy hereby created. If permitted by the laws of the state where the Premises are located, Landlord is under no affirmative duty to maximize the rent collected from any replacement tenant or otherwise mitigate Landlord's damages.

      This right to terminate is exercisable by a written notice to Tenant, which written notice may be part of a notice of default previously delivered to Tenant, and, as such, may be conditioned upon Tenant's failure to cure the default and the event of default. The termination may be made effective as of the event of default, or thereafter, and, if not otherwise specified, will be deemed to be effective immediately. Upon such termination and forfeiture, Landlord shall be entitled to and may take immediate possession of the Premises, any other notice or demand being hereby waived. Such termination does not, however, release Tenant from liability for Rent then overdue or remaining under the Lease but shall, if permitted by the laws of the state where the Premises are located, operate to accelerate the entire balance of the Term Rent and additional charges due over the entire lease Term, which shall become immediately due and payable by Tenant, along with all overdue Rent and charges.

      (6) Tenant shall reimburse and pay to Landlord all costs and expenses of Landlord in connection with Landlord's enforcement of its rights and remedies hereunder, including court costs and reasonable attorneys' fees.

11.3  NON-WAIVER OF REMEDIES

      A. It is expressly agreed that neither the taking of possession of the Premises nor the institution of any proceedings by way of unlawful detainer, ejectment, dispossessory, eviction, quiet title, or otherwise, to secure possession of said Premises, nor the reentry by Landlord with or without the institution of such proceedings, nor the issuance of a writ of possession, nor the rerenting or subletting of said Premises, shall operate to relieve Tenant of its obligations to pay Rent and other amounts due hereunder, or operate to terminate this Lease in whole or in part, nor of itself constitute an exercise of Landlord's option to do so, but only by the giving of the written notice specifically specifying termination shall such termination be effected.

      B. In the event Tenant breaches this Lease, or any covenant, term or condition hereunder, or abandons the Premises, this Lease shall continue in force and effect, and Landlord may continue to enforce all rights and remedies of Landlord contained in the Lease including, without limitation, the right to recover Rent as it becomes due hereunder. Acts of maintenance or preservation or efforts to relet the Premises, or the appointment of a receiver upon the initiation of the Landlord to protect the Landlord's interest under this Lease, shall not constitute a termination of the Lease.

      C. Waiver by Landlord of any default, breach or failure of Tenant under this Lease shall not be construed as a waiver of any subsequent or different default, breach or failure. In case of a breach by Tenant of any of the covenants or undertakings of Tenant, Landlord nevertheless may accept from Tenant any payments hereunder without in any way waiving Landlord's right to exercise the remedies hereinbefore provided for by reason of any other breach or lapse which was in existence at the time such payment or payments were accepted by Landlord.

      D. It is expressly understood that the enumeration herein of express rights, options and privileges shall not limit Landlord thereto nor deprive Landlord of any other remedy or action or cause of action by reason of any default of Tenant, including the right to recover from Tenant any deficiency upon re-renting.

      E. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them or of any provisions of this Lease.

11.4  REMEDIES IN EVENT OF BANKRUPTCY OR OTHER PROCEEDING

      A. Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in paragraph 1 of
            Section 11.1, or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section 11.4.) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within fifteen (15) days after entry of the order for relief or as may be allowed by the court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on fifteen (15) days' notice to Tenant and upon the expiration of said fifteen (15) day period this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may reenter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

      B. For the purposes of the preceding paragraph A, adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

      (1)   that Tenant comply with all of its obligations under this Lease;

      (2) that Tenant pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during the immediately preceding monthly period, but, in no event, an amount which is less than the Rent payable for such monthly period;

      (3) that Tenant continue to use the Premises in the manner originally required by this Lease;

(4) that Landlord be permitted to supervise the performance of Tenant's obligations under this Lease;

(5) that Tenant pay to Landlord within fifteen (15) days after entry of such Order or the effective date of such stay, as partial adequate protection against future diminution of value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, an additional security deposit in an amount acceptable to Landlord;

(6) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

(7) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. ss.365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in Title 11 U.S.C. ss.365(b)(3), as it may be amended, shall be given to Landlord by Tenant no later than fifteen (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease; and

(8) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (7) of this
      Section 11.4, Tenant hereby agrees that:

      (a) such assignee shall have a net worth not less than the net worth of Tenant as of the Commencement Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to Tenant's net worth as of the Commencement Date;

      (b) such assignee shall not use the Premises except subject to all the restrictions contained in this Lease;

      (c) such assignee shall assume in writing all of the terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the Permitted Use and payment of Rent, and such assignee shall provide Landlord with assurances satisfactory to Landlord that it has the experience in operating stores having the same or substantially similar uses as the Permitted Use, in first class shopping centers, sufficient to enable it so to comply with the terms, covenants and conditions of this Lease and successfully operate the Premises for the Permitted Use;

      (d) such assignee shall indemnify Landlord against, and pay to Landlord the amount of, any payments which Landlord may be obligated to make to any Mortgagee by virtue of such assignment;

      (e) such assignee shall pay to Landlord an amount equal to the unamortized portion of any construction allowance made to Tenant; and

      (f) if such assignee makes any payment to Tenant, or for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of Rent over and above the Rent payable under this Lease), Tenant shall pay over to Landlord one half of any such payment, less any amount paid to Landlord pursuant to Section 8(e) above on account of any construction allowance.

11.5  DEFAULTS BY LANDLORD

      If Landlord fails to perform any of Landlord's obligations under this Lease, which failure continues for more than thirty (30) days after Tenant's delivery of written notice to Landlord specifying such failure, or if such failure is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (and Landlord has not undertaken procedures to cure the failure within such thirty (30) day period and diligently pursued such efforts to complete such cure), Tenant may, in addition to any other remedy available at law or in equity, after a second written notice to Landlord and Landlord's failure to cure within ten (10) business days after receipt of such second written notice, at its option, incur any expense necessary to perform the obligation of Landlord specified in such notice and invoice Landlord for the cost thereof.

ARTICLE XII - GENERAL PROVISIONS

12.1  BROKERS

      A. TENANT'S BROKERS. Except for Welch Real Estate, Ltd., and its agent Helen Welch. Tenant warrants that it has employed no broker who has or may have a legitimate claim to a commission arising of Tenant's acceptance of this Lease. Any obligation or potential obligation for commission to any brokers who have a claim arising out of the actions of Tenant are the sole obligation of Tenant. Should a claim be made upon Landlord or the Premises by any brokers who in Landlord's discretion Landlord determines to have legitimate claim for commission arising out of this transaction, whether such claim is ultimately upheld or not, Landlord may, but shall not be obligated to, discharge the claim either by paying the amount claimed to be due or by any other means. Tenant shall reimburse and pay to Landlord on demand any amount so paid by Landlord and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection therewith, together with interest thereon at the rate of eighteen percent (18%) per annum from the respective date of Landlord's notice to Tenant of the making of the payment or of the incurring of the cost and expense, including such attorneys' fees.

      B. LANDLORD'S BROKERS. Any commission or other compensation due Welch Real Estate, Ltd.. and Helen Welch, and all brokers employed by Landlord shall be the sole responsibility of Landlord.

12.2  NO PARTNERSHIP

      Notwithstanding any other express or implied provision of this Lease, it is understood that Landlord does not in any way claim to be or propose a partnership or joint venture with Tenant in the conduct of Tenant's business.

12.3  SUCCESSORS AND ASSIGNS

      All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sublessees and assigns of said parties, subject to the provisions of Article X, provided, however, that the liability of Landlord hereunder and any successor in interest and title to the Premises shall be limited to his or its interest in the Shopping Center, and no other assets of the Landlord other than his or its interest in the Shopping Center shall be affected by reason of any liability which said Landlord or successor in interest may have under this Lease. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof.

12.4  NOTICES

      Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall not be deemed to have been duly given or served unless made in writing and either personally delivered or forwarded by Certified Mail, Return Receipt Requested, postage prepaid, commercial delivery service or personal delivery to the address for each party provided in the Abstract of Lease. Such addresses may be changed from time to time by either party by serving notices as above provided. While Tenant is in possession of the Premises, notices to the Tenant may also be delivered or forwarded by Certified Mail to the Premises. Notice shall be deemed given when delivered, if given by personal delivery, otherwise one (1) business day following delivery to an overnight commercial delivery service or three (3) days following deposit in the United States mail.

12.5  SCOPE AND INTERPRETATION OF THIS AGREEMENT

      A. ENTIRE AGREEMENT. This Lease shall be considered to be the only agreement between the parties hereto pertaining to the Premises. It is understood that there are no oral agreements between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, letters of intent, agreements and understandings, written or oral, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none shall be used to interpret or construe this Lease. All negotiations and oral agreements acceptable to Landlord and Tenant have been merged into and are included in this Lease, It is further agreed by and between the parties hereto that there shall be no modification or amendment to this Lease, except as may be executed in writing between the parties hereto. Tenant agrees not to cancel its Lease, reduce, abate, or offset Rent, or pursue any other remedies under this Lease, or at law or equity, with respect to Landlord, for any violation breach or default of this Lease by virtue of any act or omission on, or with respect to, property not owned by Landlord or for any other reason not within the reasonable control of Landlord. There are no other representations or warranties between Landlord and Tenant and all reliance with respect to representations is solely upon the representation and agreements contained in this Lease.

      B. ARTICLE HEADINGS AND CAPTIONS. The headings or captions of Articles in this Lease are for convenience and reference only and they in no way define, limit, or describe the scope or intent of this Lease or the provisions of such Articles.

      C. GENDER AND INTERPRETATION OF TERMS AND PROVISIONS. As used in this Lease and whenever required by the context thereof, each number, both singular or plural, shall include all numbers, and each gender shall include all genders. Landlord and Tenant, as used in this Lease, or in any other instrument referred to in or made a part of this Lease, shall likewise include both the singular and the plural, a corporation, limited liability company, partnership, individual or person acting in any fiduciary capacity as executor, administrator, trustee, or in any other representative capacity. All covenants herein contained on the part of Tenant shall be joint and several.

      D. TIME OF ESSENCE. Time is hereby expressly declared to be of the essence of this Lease and of each and every covenant, term, condition and provision hereof.

      E. IMPARTIAL CONSTRUCTION. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant.

      F. GOVERNING LAW. The laws of the State in which the Premises are located shall govern the validity and enforceability of this Lease. Jurisdiction and venue shall be deemed valid and appropriate at Landlord's option in either the county and state where the Shopping Center is located or in Cook or DuPage County, Illinois.

      G. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      H. AMENDMENT. Oral agreements in conflict with any of the terms of this Lease shall be without force and effect. All amendments to be in writing executed by the parties or their respective successors in interest.

      I. TENANT'S CONFLICTS. Tenant hereby covenants, warrants and represents that by executing this Lease and by the operation of the Premises under this Lease, it is not violating, has not violated and will not be violating any restrictive covenant or agreement contained in any other lease or contract affecting Tenant or any affiliate, associate or any other person or entity with whom or with which Tenant is related or connected financially or otherwise. Tenant hereby covenants and agrees to indemnify, defend and save harmless Landlord, any future owner of the fee or any part thereof, and any mortgagee thereof against and from all liabilities, obligations, damages, penalties, claims, costs and expenses, including attorneys' fees, paid, suffered or incurred by them or any of them as a result of any breach of the foregoing covenant. Tenant's liability under this covenant extends to the acts and omissions of any subtenant, and any agent, servant, employee or licensee of any subtenant of Tenant.

      J. LANDLORD, OWNER OR OWNER'S BENEFICIARY OR BENEFICIARIES THEREOF. Wherever in this Lease Landlord is granted a right of consent or approval, a right of inspection, a right to add improvements to the Shopping Center, a right to designate repairs, maintenance or improvements required to be made by Tenant or changes in any plans submitted by Tenant or any other act which involved the exercise of discretion on the part of the Landlord hereunder, such right or exercise of discretion may be exercised by Landlord, owner or owner's beneficiary or beneficiaries thereof. Any obligation set forth in this Lease of the Landlord, or any obligation of Tenant which Landlord is given the right to perform on Tenant's behalf, shall be conclusively deemed to have been performed by owner's beneficiary or beneficiaries thereof. Any obligation of Tenant contained in this Lease to indemnify, defend or hold Landlord harmless (or Landlord and any other party), or to maintain and pay for insurance for the benefit of Landlord (or Landlord and any other party), or to waive any claim against Landlord (or Landlord and any other party) is hereby extended so that such obligations shall run in favor of Landlord, owner and owner's beneficiary or beneficiaries thereof. Wherever in this Lease it is acknowledged or stated that Landlord has made no representation or warranties or promises with respect to any matter, such provisions shall be deemed to acknowledge or state that neither Landlord nor owner nor owner's beneficiary or beneficiaries thereof, nor employee of Landlord has made such representations or warranties or promises. All rights to enforce any provision of this Lease on the part of Landlord or any rights to exercise any remedies of Landlord, either specifically provided for herein or at law or equity, may be exercised by Landlord, owner or owner's beneficiary or beneficiaries thereof, in their own name, alone or in conjunction with Landlord or any of the foregoing parties.

      K. EXECUTION OF LEASE BY LANDLORD. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereby by Landlord and Tenant. The execution of this Lease by Tenant shall be deemed an offer by Tenant to lease the Premises from Landlord upon the terms and conditions contained in the Lease, which offer may be accepted by Landlord only by the execution of this Lease by Landlord. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

      L. JURY WAIVER. LANDLORD AND TENANT WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER, OR WITH RESPECT TO ANY ISSUE OR DEFENSE RAISED THEREIN, INCLUDING THE RIGHT TO AN ADVISORY JURY (EXCEPT FOR PERSONAL INJURY AND PROPERTY DAMAGE), ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE AND OCCUPANCY OF THE PREMISES, INCLUDING SUMMARY PROCEEDING AND POSSESSION ACTIONS, ANY EMERGENCY STATUTORY OR OTHER STATUTORY REMEDY.

      M. RENTS FROM REAL PROPERTY. Landlord and Tenant hereby agree that it is their intent that all Minimum Rent and all Additional Rent and all other charges payable to the Landlord under this lease (hereinafter individually and collectively referred to as "Rent") shall qualify as "rents from real property" within the meaning of
            Section 856(d) of the Internal Revenue Code of 1986, as amended, (the "Code") and the Department of the U.S. Treasury Regulations promulgated thereunder (the "Regulations"). Should the Code or the Regulations, or interpretations thereof by the Internal Revenue Service contained in revenue rulings or other similar public pronouncements, be changed so that any Rent no longer so qualifies as "rent from real property" for purposes of Section 856(d) of the Code and Regulations, or any successor provision thereto, then the parties agree to execute such further instrument as may reasonably be required by the Landlord in order to give effect to the foregoing provisions of this Section.

      N. INDEPENDENT COVENANTS. The covenants of Tenant to pay Rent and any and all other amounts payable by Tenant pursuant to the terms of this Lease are independent covenants, and Tenant shall not have the right to hold back, offset or fail to pay any such amounts for default by Landlord or any other reason whatsoever.

      O. OFAC CERTIFICATION. Tenant certifies that (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated national and Blocked Person", or other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or nation.

12.6  RADON GAS

      Radon gas is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Illinois. Additional information regarding radon and radon testing may be obtained from your county public health unit.

12.7  ATTORNEYS' FEES

      In the case of the failure of either party to perform and comply with any of the covenants and conditions hereof within the time herein specified, whether suit be brought or not, the party so failing to perform and comply hereby agrees to pay to the other party hereto all costs, charges and expenses of such collection or other enforcement of rights in any suit or otherwise, including its reasonable attorneys' fees. The prevailing party in any litigation arising out of this Lease, including any appellate proceedings and bankruptcy proceedings, shall be entitled to the award of its reasonable attorneys' fees and costs.

12.8  ACCORD AND SATISFACTION

      Landlord is entitled to accept, receive and cash or deposit any payment made by Tenant for any reason or purpose, or in any amount whatsoever and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsements or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or otherwise recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's right to recover any and all amounts owed by Tenant hereunder and Landlord's right to pursue any other available remedy and shall not be deemed to constitute a waiver of any of Landlord's rights hereunder.


Tenant                                       Landlord

SOYODO, INC., a California corporation       INLAND COMMERCIAL PROPERTY
                                             MANAGEMENT, INC. an Illinois
                                             corporation, as managing agent for
                                             the Owner, Inland

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Real Estate LB I LLC

By: /s/                                      By: /s/
    ----------------------------------           -------------------------------
Print Name:                                  Print Name: D. Scott Carr
            --------------------------                   -----------------------
Its:                                         Its: President
     ---------------------------------            ------------------------------
Dated:                                       Dated:
       -------------------------------              ----------------------------

[SITE MAP OMITTED]

                                   EXHIBIT A-2
             LEGAL DESCRIPTION OF ST. JAMES CROSSING SHOPPING CENTER
                               WESTMONT, ILLINOIS

That part of the Northwest Quarter of Section 2, Township 38 North, Range 11, East of the Third Principal Meridian, in Dupage County, Illinois, described as follows:

Commencing at a point in the west line of said Northwest Quarter distant north
50.00 feet from the southwest corner of said Northwest Quarter; thence on an assumed bearing of North 87 degrees 38 minutes 11 seconds East along the north line of Ogden Avenue as dedicated per plat recorded December 7, 1976 as Document Number R76-89001 in said County, 1622.48 feet to the Point of Beginning, being also the easterly right-of-way line of Pasquinelli Drive; thence North 02 degrees 21 minutes 47 seconds West along said easterly right-of-way, 469.99 feet to a point of curvature in said line; thence northerly along the curved easterly line of said right-of-way, being the arc of a circle convex to the East, tangent to the last described course, having a radius of 2040.00 feet and an arc length
80.36 feet (the chord of which arc bears North 03 degrees 29 minutes 30 seconds West and measures 80.36 feet) to the southerly line of Lot 2 in Jack Douglass Subdivision according to the plat thereof recorded December 9, 1982 as Document Number R82-57425; thence North 87 degrees 38 minutes 11 seconds East, 757.84 feet to the westerly right-of-way line of Robert Kingery Highway (Illinois Route
83) as dedicated per plat recorded April 9, 1931 as Document Number 311138 in said County, being also a point on a 2391.29 foot radius curve, the center of circle of said curve bears South 67 degrees 05 minutes 54 seconds West from said point; thence southerly along said westerly right-of-way line and said curve
567.67 feet (record) 567.86 feet (calculated) through a central angle of 13 degrees 36 minutes 22 seconds to the northerly right-of-way line of said Ogden Avenue; thence South 87 degrees 38 minutes 11 seconds West along said northerly right-of-way line 889.98 feet to the Point of Beginning.

Excepting therefrom the following:

Beginning at the Point of Beginning hereinbefore described; thence North 02 degrees 21 minutes 47 seconds West along the easterly right-of-way line of Pasquinelli Drive, 15.00 feet; thence North 87 degrees 38 minutes 11 seconds East parallel with the northerly right-of-way line of said Ogden Avenue 330.00 feet; thence North 61 degrees 24 minutes 12 seconds East 59.08 feet; thence North 12 degrees 16 minutes 45 seconds West 297.19 feet; thence North 24 degrees 23 minutes 54 seconds East 163.24 feet; thence North 45 degrees 03 minutes 57 seconds East 104.52 feet to the northerly line of said tract, being also the south line of Lot 2 in Jack Douglass Subdivision hereinbefore described; thence North 87 degrees 38 minutes 11 seconds East along the northerly line, 273.17 feet to the aforesaid westerly right-of-way line of Robert Kingery Highway, being also a point on a 2391.29 foot radius curve, the center of circle of said curve bears South 67 degrees 05 minutes 54 seconds West from said point; thence southerly along said westerly right-of-way line and said curve 567.67 feet (record) 567.86 feet (calculated) through a central angle of 13 degrees 36 minutes 22 seconds to the northerly right-of-way line of said Ogden Avenue; thence South 87 degrees 38 minutes 11 seconds West along said northerly right-of-way line 889.98 feet to the Point of Beginning.

Said parcel containing 4.571 acres, more or less.

                                    EXHIBIT B
                                  MINIMUM RENT

                         Months 1            Monthly Rent         Annual Rent
                       -------------       -----------------   -----------------
INITIAL TERM:          through 12 13       $        4,116.67   $       49,400.04
                       through 24 25       $        4,225.00   $       50,700.00
                       through 36 37       $        4,333.33   $       51,999.96
                       through 48 49       $        4,441.67   $       53,300.04
                       through 63          $        4,550.00   $       54,600.00

EXTENDED TERM:         64 through 75       $        4,658.33   $       55,899.96
                       76 through 87       $        4,766.67   $       57,200.04
                       88 through 99       $        4,875.00   $       58,500.00
                       100 through 111     $        4,983.33   $       59,799.96
                       112 through 123     $        5,091.67   $       61,100.04

Rent Abatement. No Minimum Rent shall be due commencing on the Rent Commencement Date and continuing for a period of three (3) months (the "Abatement Months," collectively). Notwithstanding the foregoing, Tenant shall remain obligated to pay all Additional Rent for the Abatement Months. The entire Minimum Rent otherwise due and payable during the Abatement Months shall become immediately due and payable upon the occurrence of an event of default by Tenant under this Lease.

                                   EXHIBIT C-l
                                LANDLORD'S WORK

Landlord shall provide the Premises in Landlord's Vanilla Box condition, such specifications as set forth below. Landlord has made no representations or warranties as to the condition of the Premises.

      Demolish and remove all previously installed interior partitions; floor coverings; fixtures and equipment.

      Combine units 14 and 15.

      Furnish a clean, concrete slab floor, per Tenant's floor covering.

      Prepare and prime all demising walls and remaining interior walls.

      Provide or install rigid electrical conduit, junction boxes and wires to connect to Tenant's storefront and other exterior signs, if any.

      Provide existing HVAC system, including all ductwork diffusers, return air vents and thermostat.

      Provide existing ADA restroom(s) in working order with walls in paint ready.

      Provide existing ceiling with building standard white acoustical drop-in tiles throughout the demised Premises.

      Provide existing lighting with building standard two foot by four foot (2'x 4') recessed fluorescent light fixtures throughout the demised Premises with standard acrylic lens, symmetrically spaced.

      Deliver the demised Premises "broom clean" free of trash and/or debris.

                                  EXHIBIT C-2

                                 TENANT'S WORK

All work required to complete and place the Premises in finished condition to allow Tenant to open for business is to be done by the Tenant, at the Tenant's expense, and in accordance with this Exhibit and the Lease to which this Exhibit is attached.

1.    Tenant's Work. Includes, but is not limited to, the following:

      1.1 All plumbing, including waterlines, floor drains and sinks other than plumbing described in Exhibit C-1.

      1.2   All floor finishes and coverings over existing floor.

      1.3   Painting and decorating.

      1.4   All trade fixtures and furnishings.

      1.5   All tenant signs in accordance with Exhibit D.

      1.6   Storefront display platforms or backgrounds.

      1.7 All additions, deletions or modifications to existing conditions or to Landlord's work (proposed or in place) as described in Exhibit C-1.

      1.8 Temporary services and facilities during construction shall be the responsibility of the Tenant from the date Tenant commences Tenant's work, including costs or charges for any utility or other services to the Premises.

2. Changes and Alterations. Landlord reserves the right to require changes in Tenant's work when necessary by reason of code requirements, or building facility necessity, or directives of governmental authorities having jurisdiction over the Premises, or directives of Landlord's insurance underwriters.

3. General Provisions. All work done by Tenant shall be governed in all respects by, and be subject to, the following:

      3.1 Tenant agrees not to commence Tenant's work until Tenant has secured Landlord's written approval of all contractors to be used in performing Tenant's work and of the plans and specifications required to be submitted by Tenant to Landlord. Landlord agrees to notify Tenant within a reasonable time in advance of the day when Tenant must commence Tenant's work and Tenant agrees that Landlord may require Tenant to commence work, subject to such notice to commence Tenant's work before Landlord's work has been fully completed, provided that the Premises and the building of which the Premises are a part are completed to the extent that it is practical for Tenant to commence Tenant's work. Tenant's work shall be coordinated with the work being done by the Landlord and/or other tenants of Landlord to such a degree that such work will not interfere with or delay the completion of work by Landlord and/or other tenants of Landlord. The technical review of Tenant's plans and specifications for purpose of securing Landlord's approval, shall be performed by the Landlord's project architect on an hourly fee basis, plus reimbursable expenses, in accordance with the terms of agreement between the Landlord and the architect, and the Tenant shall reimburse the Landlord for all such fees and expenses.

      3.2 Tenant's work shall be performed in a first-class workmanlike manner and shall be in good and usable condition at the date of completion thereof. Tenant shall require any party performing any such work to guarantee the same to be free from any and all defects in workmanship and materials for one (1) year from the date of completion thereof. Tenant shall also require any such party to be responsible for the replacement or repair without additional charge of any and all work done or furnished by or through such part which shall become defective within one (1) year after substantial completion of the work. The correction of such work shall include, without charge, all expenses and damages in connection with such removal, replacement or repair of any part of the work which may be damaged or disturbed thereby. All warranties or guarantees as to materials or workmanship on or with respect to Tenant's work shall be contained in the contract or subcontract which shall be so written that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests appear, and can be directly enforced by either. Tenant covenants and agrees to give Landlord any assignment or other assurances necessary to effect the same.

      3.3 Landlord shall have the right (but shall not be obligated) to perform by its own contractor or subcontractor, on behalf of and for the account of Tenant, any of Tenant's work which Landlord determines should be so performed. Generally, such work shall be work which affects any structural or roofing components, or work of other tenants of, or the general utility systems for, the building in which the Premises are located. If Landlord so determines, it shall so notify Tenant prior to the commencement of such work. Tenant shall promptly, on demand, reimburse Landlord for all costs of planning and performing such work when and as incurred by Landlord, and for all permits in connection therewith.

      3.4 Compliance with Laws: All Tenant's work shall conform to applicable statutes, ordinances, regulations, codes and the requirements of Landlord's fire underwriter. Tenant shall obtain and convey to Landlord copies of all permits, certifications and approvals indicating compliance.

      3.5 Approvals: No approvals by Landlord shall be deemed valid unless the same shall be in writing signed by the Landlord.

      3.6 Drawing Submittal: The Tenant shall, before it commences Tenant's work, furnish Landlord with one (1) set of reproducible plans and specifications for all its architectural, mechanical and electrical systems. Such plans shall include the date for all electrical and cooling loads, in form approved by Landlord.

      3.7 Tenant's plans and specifications shall be prepared by an Illinois architect or professional engineer and shall bear the signature and seal thereof.


                                    EXHIBIT D
              SIGN CRITERIA FOR ST. JAMES CROSSING SHOPPING CENTER
                               WESTMONT, ILLINOIS

The following sign criteria has been established to assist tenants in complying with their lease. These basic standards have been made to govern the design, fabrication and installation of tenant signs and is intended to afford all tenants with good visual identification, both day and night, and to protect against poorly designed and badly proportioned signing.

The sign standards have been selected to harmonize with and compliment the building materials and will assist in creating the proper atmosphere for the center, which we feel is located in one of the most prestigious trade areas of the Metroplex.

This criteria should be given to your sign company to serve as a guide in preparing their design and cost estimates for your approval.

Please inform your sign fabricator that he must submit two (2) copies of his detailed, scaled sign drawings to the office of the center's leasing and management agent: Inland Commercial Property Management, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Phone: (630) 954-5656, Attn: Property Manager for approval prior to fabrication of your sign.

You will be liable and shall bear all costs for removal and/or correction of signs, sign installation and damage to the building by sign installations that do not conform with the following specifications.

                                 SPECIFICATIONS

1. All signs are to be in the form of individual face channel letters, illuminated with plastic letter faces.

2.    Letter height: Overall height shall not exceed:
                                             28" - 1 line
                                             14" - 2 lines
                                             28" - logo

3. Letter spread: Not to exceed length of 80% of storefront and shall be a minimum of 2' 0" from lease line. (Example: A storefront measuring 40' can have a sign length not to exceed 32'; a storefront measuring 15' 0" can have a length not to exceed 11' 0"). Signage with a column splitting the storefront will be decided upon by the Landlord. However, signage must meet all delineated requirements.

4. Letter style: Shall be "Helvetica Medium" in either upper or lower case letters or other letter styles approved by Landlord.

5.    Letter depth: 5-1/2" to 12" (returns) maximum depth including raceway.

6.    Materials of construction:

      A. Metal portions of letters must be of porcelain enamel, electrostatic painted galvanized sheet metal, painted or prefmished anodized aluminum, to match Benjamin Moore #1210.

      B.    Plastic letter faces of Rohm & Haas plexiglass or equivalent.

      C.    Face retainers of 1" dark bronze trim cap or equivalent.

7. Letters to be affixed to metal raceway which shall be fastened directly to brick fascia sign board mounting surface or other areas as designated by Landlord with fastener type to be approved by Landlord. All wiring transformers (60 m. a.) and supports for the letters shall be contained within a metal raceway; no exposed connections. Raceway shall not exceed 8" height and length shall not exceed beyond the length of letters and shall be constructed of 20 gauge galvanized metal, color to be assigned. All fasteners, screws, bolts, etc., used in fabrication and installation of sign shall be rustproofed. (See drawing attached).

8. Emblems or logos may be used in connection with sign letters provided they are not as "box" signs but in a contour form and are dimensioned with the limits as stated herein, (i.e., 24" high maximum) and conform with material specified.

9. Placement: Letters shall be placed on brick fascia. Height of sign to be specified by Landlord. (See drawing attached).

10. Quantity of Signs: One sign per tenant storefront except for tenant spaces with glass on two elevations. One sign will be allowed for each elevation which faces public right of way only. Signs on the east elevation of the building will be at the sole discretion and approval of the Landlord.

11.   Secondary signs:

      A. No secondary exterior signs are to be place on building wall elevations, except that rear elevation signs will be permitted for identification of delivery doors. Landlord must approve.

      B.    No sandwich or easel/portable signs are allowed.

      C. No window signs are permitted without the express approval of the Landlord. No neon window signs will be approved.

      D. Standard address numerals for postal identification of premises will be required. Numeral height shall not exceed 3". Style shall be Helvetica Medium. Placement will be uniform as designated by the Landlord.

12. Upon vacating the premises, Tenant shall be responsible for the removal of his sign and restoring the fascia to its original condition. If Tenant fails to do so promptly (within 10 days after notification by Landlord to do so), then Landlord may perform this work and charge the Tenant. Tenant's security deposit will be made available for such work if Tenant fails to perform the work.

13. Signage must comply with the Village of Westmont sign ordinance. Permits from the Village of Westmont can be acquired only with the signed approval of Landlord.

As previously stated, scaled drawings in duplicate, indicating all copy, materials of construction, letter style, colors, are to be submitted to the Landlord for approval.

                                    EXHIBIT E
                                    GUARANTY

      THIS GUARANTY dated as of the______________day of___________________20______by Ru Hua Song ("Guarantor") whose address is 310
N. LaFrance #C, Alhambra, California 91801 to Inland Commercial Property Management, Inc. (the "Landlord"), having its address at 2901 Butterfield Road, Oak Brook, Illinois 60523.


                                   WITNESSETH

      Contemporaneously herewith, Landlord, as lessor, is entering into a certain lease (the "Lease") for real property located in the City of Westmont, County of DuPage and State of Illinois, which property is more particularly described in Exhibit A-2 thereto with Soyodo, Inc., a California corporation ("Tenant"), as lessee. Guarantor is executing this agreement as an inducement to Landlord to enter into the Lease.

      NOW THEREFORE, in consideration of the premises, Guarantor agrees as follows:

      1. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Landlord the full and punctual performance and observance by Tenant of all of the terms, conditions, covenants and obligations to be performed and observed by Tenant under the Lease including, without limitation, the payment as and when due of all Minimum Rent and Additional Rent (both as defined in the Lease) and any other sums payable by Tenant under the Lease. This is a Guaranty of payment and performance, and not of collection, and Landlord shall not be obligated to enforce or exhaust its remedies against Tenant before proceeding to enforce this Guaranty. Landlord may, at Landlord's option, join Guarantor in any action or proceeding commenced by Landlord against Tenant in connection with or based upon the Lease or any term, covenant or condition thereof, and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor without Landlord asserting, prosecuting, or exhausting any remedy or claim against Tenant. Any suit or proceeding brought against Guarantor to collect the amount of any deficiency in payments due from Tenant under the Lease for any month or months shall not prejudice in any way the rights of Landlord to collect any such deficiency for any subsequent month or months in any similar suit or proceeding.

      2. Guarantor hereby assents to all of the provisions of the Lease and waives demand, protest, notice of any indulgences or extensions granted to Tenant, any requirement of diligence or promptness on the part of Landlord in the enforcement of the Lease and any notice thereof, and any other notice whereby to charge Guarantor. Guarantor shall be furnished with a copy of any notice of or relating to default under or termination of the Lease which is served upon Tenant.

      3. (a) This Guaranty shall be a continuing guarantee and the liability of Guarantor hereunder shall in no way be affected, modified, diminished, impaired or terminated for any reason whatsoever, including, without limitation, by reason of any of the following, whether or not notice thereof is given to
Guarantor: (i) any one or more sublettings of all or any portion of the Premises or any one or more assignments or other transfers of Tenant's interest in the Lease, (ii) any consent, approval, waiver or other action, inaction or omission under or concerning the Lease, (iii) any modifications,or amendments of the Lease, (iv) any dealings or transactions or matter or thing occurring between Landlord and Tenant, (v) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant or its successors or assigns, (vi) the release or discharge of Tenant from the performance or observance of any of the terms, covenants or conditions of law, by reason of any of the events described in the foregoing clause (v) hereof, or otherwise, (vii) any change in relationship between Guarantor and Tenant, (viii) the default or failure of Guarantor to perform any of its obligations set forth in this Guaranty, (ix) any action which Landlord may take or fail to take against Tenant by reason of any waiver of, or failure to enforce, any of the rights or remedies reserved to Landlord in the Lease, or otherwise, (x) any failure or refusal of Landlord to re-let the Premises or any part or parts thereof in the event that Landlord shall obtain possession of the Premises after Tenant's insolvency or default,
(xi) any failure to collect rent thereof under any such reletting, (xii) any alterations, repairs, replacements and/or decoration in the Premises as Landlord, in Landlord(1) s sole judgment, considers advisable and necessary for the purpose of re-letting the Premises, and (xiii) any other circumstance or condition that may result in a discharge, limitation or reduction of liability of a surety or guarantor.

         (b) Guarantor hereby waives notice of the acceptance of this Guaranty and presentment and demand for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, nonperformance, nonobservance and any other notice or demand to which Guarantor might otherwise be entitled. Guarantor hereby waives trial by jury of any and all issues arising in any action or proceeding between the parties, upon, under or in connection with this Guaranty or of any of its provisions, directly or indirectly, or any and all negotiations in connection therewith. Guarantor's obligations hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to, and Guarantor hereby irrevocably waives, any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of Tenant's obligations under the Lease or of any of Guarantor's obligations hereunder, or otherwise.

      4. The obligations guaranteed by Guarantor pursuant to this Agreement include all terms, conditions, covenants and obligations to be performed and observed by Tenant during and/or with respect to the Initial Term of the Lease, which is the period beginning on the "Commencement Date" and ending on the "Termination Date" as set forth in Section 1.3 of the Abstract of Lease and
Section 3.1 of the Lease. This is a continuing guaranty and Guarantor's obligations hereunder shall survive the expiration of the Initial Term and/or any expiration or termination of the Lease and shall continue until all obligations of Guarantor hereunder have been paid and satisfied in full: provided, however, Guarantor's obligations shall not accrue beyond the Initial Term of the Lease.

      5. In addition to the amounts specified pursuant to Paragraph 1 hereof, Guarantor shall pay to Landlord any and all costs incurred by Landlord in enforcing this Guaranty, including reasonable attorneys' fees and costs.

      6. This Agreement shall inure to the benefit of and may be enforced by Landlord and its successors and assigns and any assignee of Landlord's interest in the Lease (including Landlord's mortgagee), and shall be binding upon Guarantor and its successors and assigns. No assignment by Guarantor shall affect or reduce its obligations hereunder, and all such obligations shall continue as though no such assignment had been made.

      7. This Agreement may not be changed or terminated orally, but only by a written instrument signed by the party against whom enforcement of any change or termination is sought.

      8. Any notice required hereunder to be sent to Guarantor shall be sufficiently given by mailing by certified or registered mail, postage prepaid, addressed to Guarantor at the address of Guarantor as stated above.

      9. If Landlord shall be obligated by any bankruptcy, insolvency or other legal proceedings to repay to Guarantor or to Tenant, or to any trustee, receiver or other representative of any of them, any amounts previously paid by Guarantor pursuant to this Guaranty, this Guaranty shall be deemed reinstated to the extent of that repayment made by Landlord. Landlord shall not be required to litigate or otherwise dispute its obligation to make such repayments if, in good faith and on the advice of counsel. Landlord believes that such obligation exists. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation under the Lease or any right to participate in any way therein or in Landlord's right, title and interest in the Lease. Notwithstanding any payments made under this Guaranty, all rights of subrogation and participation are expressly waived and released by Guarantor.

      10. No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty, nor any failure to exercise the same, shall operate as a waiver of, or otherwise affect, any right, power or privilege of Landlord under this Guaranty, nor shall any single or partial exercise thereof preclude the further exercise of, or the exercise of any other, right, power or privilege of Landlord under this Guaranty.

      11. The validity and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State in which the Premises (as defined in the Lease) are located without regard to principles of conflicts of laws, and such laws shall apply in any action or proceeding arising out of or under this Guaranty.

      12. All remedies afforded to Landlord by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one remedy, whether exercised by Landlord or not, shall be deemed to be exclusion of any other remedy available to Landlord and shall not limit or prejudice any other legal or equitable remedy which Landlord may have.

      13. If any provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Guaranty or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid, shall not be affected thereby and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

      14. Guarantor hereby irrevocably:

         (a) submits to the jurisdiction of the state courts of the State of Illinois and to the jurisdiction of the United States District Court for the North District of Illinois, for the purposes of each and every suit, action or other proceeding arising out of or based upon this Guaranty or the subject matter hereof brought by landlord, it being expressly understood and agreed that this consent to jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantor in any such court; and

         (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding brought in any such court, any claim that Guarantor is not subject personally to the jurisdiction of the above named courts, that Guarantor's property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court, and further agrees to waive, to the fullest extent permitted under applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which Landlord or its successors or assigns are entitled pursuant to the final judgment of any court having jurisdiction; and

         (c) consents to service of process by certified or registered mail at Guarantor's address as set forth herein, or in any other manner permitted by law, service in the foregoing manner to be deemed, in every respect, effective service of process upon Guarantor and be taken and held to be valid personal service upon, and personal delivery to, Guarantor. Guarantor agrees that Guarantor's submission to jurisdiction and consent to service of process by mail is made for the express benefit of Landlord.


      IN WITNESS WHEREOF, Guarantor has duly executed this Agreement as of the day and year first above written.


                                                 By: /s/
                                                 -------------------------------
                                                 Ru Hua Song

                                                 Social Security No: ###-##-####

                                                 Dated: 6/3/05

                                 ACKNOWLEDGMENT
State of Illinois )
                  )SS
County of Dupage

I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Ru Hua Song, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and notarial seal this 3th -- ________________ day of June_________, 2005


                                                                   Notary Public

My commission expires:

----------------------
OFFICIAL SEAL [Seal]
MARY H FEKO
NOTARY PUBUC. STATE OF ILLINOIS >(

                                    EXHIBIT F
                                PROHIBITED USES

1. Adult bookstore or facility selling or displaying or selling access to pornographic books, literature, websites or videotapes (materials shall be considered "adult" or "pornographic" for such purpose if the same are not available for sale or rental to children under 18 years old because they explicitly deal with or depict human sexuality), massage parlor, steam bath, nude modeling, establishment with nude or semi-nude waiters, waitresses or entertainers;

2.    Auction or bankruptcy sale;

3. Auditorium, meeting hall, ballroom, school, educational facilities (including but not limited to, beauty schools, barber colleges, reading rooms or libraries), or other place of public assembly;

4. Automobile sale, leasing, repair or display establishment or used car lot, including body repair facilities;

5. Bingo or similar games of chance, but lottery tickets and other items commonly sold in retail establishments may be sold as an incidental part of business;

6.    Bowling alley;

7.    Car wash, car repair or car rental agency;

8.    Cocktail lounge, bar, disco or night club;

9.    Dance hall;

10.   Funeral establishment;

11.   Gymnasium, health club, exercise or dance studio;

12. Off-track betting (provided that state sponsored lottery tickets shall not be prohibited);

13. Outdoor circus, carnival or amusement park, or other entertainment facility;

14.   Outdoor meetings;

15.   Pawn shop;

16.   Primarily pool or billiard establishment;

17.   Refinery;

18. Residential use, including, but not limited to living quarters, sleeping apartments or lodging rooms;

19. Restaurant, including but not limited to, drive-in or drive-through restaurants;

20. Second hand store, auction house, or flea market, army/navy type store-governmental "surplus";

21.   Shooting gallery;

22.   Skating or roller rink;

23.   So called "head shop" which sells drug paraphernalia;

24.   Theater, including but not limited to, X-rated theater;

25.   Unemployment agency, service or commission;

26. Video game or amusement arcade, except as an incidental part of another primary business;

27.   Any other uses which conflict with the uses of existing tenants.

28. Non-retail use (which shall not prohibit in the Shopping Center such uses commonly referred to as "quasi-retail" or "service retail" such as a travel agency, real estate office, insurance agency, accounting service, etc., so long as same do not exceed ten percent (10%) of the Leasable Square Feet of the Shopping Center); or

29. Tenant may not install an Automatic Teller Machine in or on the Premises without the express written consent of Landlord which consent Landlord may deny in its sole discretion. 1.

[LANDLORD'S INITIALS OMITTED]                        [TENANT'S INITIALS OMITTED]
Landlord's Initials                                  Tenant's Initials

                                    EXHIBIT G
                             RULES AND REGULATIONS

1. Tenant shall advise and cause its vendors to deliver all merchandise before noon on Mondays through Fridays, not at other times.

2. All deliveries are to be made to designated service or receiving areas and Tenant shall request delivery trucks to approach their service or receiving areas by designated service routes and drives.

3. Tractor-trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking must be available for use. Tractor trailers are to be removed from the loading areas after unloading. No parking or storing of such trailers will be permitted in the Shopping Center.

4. Tenant shall not dispose of the following items in sinks or commodes: plastic products (plastic bags, straws, boxes); sanitary napkins; tea bags, cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naphtha, kerosene, lubricating oils); paint products (thinner, brushes); or any other item which the same are not designed to receive.

5. Tenant shall not permit of suffer any advertising medium to be placed on exterior walls or windows, on the sidewalks or on the parking lot areas or light poles. No permission, expressed or implied, is granted to exhibit or display any banner, pennant, sign and trade or seasonal decoration of any size, style or material within the Shopping Center, outside the Premises.

6. Tenant shall not permit or suffer the use of any advertising medium which can be heard or experienced outside of the Premises, including, without limiting the generality of the foregoing, flashing lights, searchlights, loud speakers, phonographs, radios, or television. No radio, television, or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Premises, unless Landlord has previously given its written consent.

7. Tenant shall not permit or suffer any portion of the Premises to be used for lodging or extended stay purposes.

8.    Tenant shall not, in or on any part of the Common Area:

      a. Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever.
      b. Exhibit any sign, placard, banner, notice or other written material, except for activities as approved in writing by Landlord.
      c. Distribute any circular, booklet, handbill, placard or other material, except for activities as approved in writing by Landlord.
      d. Solicit membership in any organization, group or association or contribution for any purpose.
      e.    Create a nuisance.
      f. Throw, discard or deposit any paper, glass or extraneous matter of any kind except in designated receptacles, or create litter or hazards of any kind.
      g. Deface, damage or demolish any sign, light standard or fixture, landscaping materials or other improvement within the Shopping Center, or the property of customers, business invitees or employees situated within the Shopping Center.

9. Tenant shall not locate furnishings or cabinets adjacent to mechanical or electrical access Panels or over air-conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be at Tenant's cost. The lighting and air conditioning equipment of the Shopping Center will remain in the exclusive control of the building designated personnel.

10. Tenant shall comply with parking rules and regulations as may be posted and/or distribution from time to time.

11. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes or any other window treatment of any kind whatsoever.

12. Tenant shall keep the Premises at a temperature compatible with comfortable occupancy during business hours and at all times sufficiently high to prevent freezing of water in pipes and fixtures.

13. Tenant shall keep the signs, exterior lights and display window lights of the Premises lighted each and every day of the Term during the hours designated by Landlord.

14. No animals shall be brought into or kept in or about the Shopping Center other than as handicap aids.

15. In the event any violation of any of the above rules and regulations continues after five (5) days following written notice to Tenant of such violation, beginning on such fifth day Tenant shall be in default of lease. In addition to all other remedies of Landlord provided in the Lease for default by Tenant, pay liquidated damages of One Hundred Dollars ($100.00) per day for each day such violation continues.

16. Except as otherwise provided herein, Landlord reserves the right to modify or rescind any of these rules and regulations and to make such other or further reasonable rules and regulations as it deems in its reasonable judgment shall from time to time be necessary or advisable for the operation of the Shopping Center, which rules and regulations shall be binding upon each such tenant in the Shopping Center upon their notification of said further rules and regulations.

THIS RIDER IS ATTACHED TO AND IS MADE PART OF THAT CERTAIN SHOPPING CENTER LEASE
 (THE "LEASE") DATED [ILLEGIBLE] BY AND BETWEEN INLAND COMMERCIAL PROPERTY
    MANAGEMENT, INC., AS MANAGING AGENT FOR THE OWNER OF THE SHOPPING CENTER COMMONLY KNOWN AS ST. JAMES CROSSING SHOPPING CENTER AND SOYODO, INC., A
                       CALIFORNIA CORPORATION, AS TENANT

This Rider is dated and is effective the same date as the Lease. All capitalized terms, unless expressly defined herein, shall have the same meaning as in the Lease. In the event of a conflict between the terms of the Lease and those contained in this Rider, this Rider shall prevail.

R-L EXCLUSIVE USE: Provided that Tenant has not committed an event of default and further provided that the following uses do not interfere with any exclusivity provisions of other tenants in the Shopping Center or with the prohibitions set forth in Exhibit F attached to the Lease, and except for existing tenants of the Shopping Center under their existing leases for premises in the Shopping Center (which leases may be renewed, extended or replaced) and which permit such existing tenant to engage in any use which would otherwise be prohibited hereunder, Landlord covenants and agrees that during the Term, as such terms may be extended pursuant to the provisions of the Lease, Tenant has the exclusive right ("Tenant's Exclusive Right") in the Shopping Center to the use of the Premises for the following purposes: a store selling Chinese books, magazines, and other periodicals.

Tenant's Exclusive Right is subject to the following express limitations:

A. Tenant acknowledges that the use clauses in the existing tenants' leases do not violate Tenant's Exclusive Right;

B. Tenant's Exclusive Right shall only limit competing uses that are the primary business of competing tenants and shall not be construed as prohibiting ancillary uses of such competing tenants;

C. Tenant's Exclusive Right shall only be effective so long as Tenant continuously operates its exclusive business in the entire Premises; and

D. Tenant's Exclusive Right shall automatically terminate and be of no further force or effect upon the occurrence of an event of default by Tenant.

Anything to the contrary notwithstanding, Tenant shall have no remedy for a violation of Tenant's Exclusive Right including, but not limited to, any right of offset, rent reduction or Lease termination if all of the following occur:

1. Another tenant or occupant in the Shopping Center violates a provision of its lease or license agreement regarding its premises, which provision either does not permit or specifically prohibits a use ("Prohibited Use") that violates Tenant's Exclusive Use; and

2. Landlord provides notice of the lease or license agreement violation to such other tenant or occupant; and

3. Landlord commences an action (or arbitration, if required by such lease or license agreement) against such other tenant or occupant, and thereafter uses good faith efforts to enforce its rights under such lease or license agreement and to obtain Judicial Relief. For purposes hereof, "Judicial Relief shall mean a temporary restraining order, preliminary injunction, order of eviction, other court order or order resulting from an arbitration proceeding enjoining the prohibited use; provided, however, Landlord shall not be required to appeal any adverse decision denying Judicial Relief.

R-2. CONTINGENT ENFORCEABILITY: The parties hereto acknowledge and confirm that this Lease and the commencement and enforceability of all its terms and conditions is contingent upon the termination of the existing lease for the Premises and the surrender of the Premises by the existing tenant. Landlord hereby covenants to exercise good faith efforts to meet this contingency and deliver possession of the Premises in a timely manner

If the terms and conditions of this Rider conflict in any way with the terms and conditions of the Lease to which this Rider is attached, the terms and conditions of this Rider shall control.

R-3. RIGHT TO TERMINATE: Notwithstanding Section 2.2 of the Lease, if Landlord requires that Tenant be relocated to a Substitute Premises, Tenant shall have a one time right to terminate the Lease by delivery to Landlord within fifteen
(15) days after Tenant's receipt of Landlord's written notice indicating that Tenant is terminating the Lease. Any such termination will be effective on the date that is sixty (60) days after Tenant's delivery of written notice of termination to Landlord. Should Tenant elect not to terminate the Lease, all terms and conditions of the Lease shall remain in full force and effect.

Tenant                                       Landlord

SOYODO, INC., a California corporation       INLAND COMMERCIAL PROPERTY
                                             MANAGEMENT, INC., an Illinois
                                             corporation, as managing agent for
                                             the Owner, Inland

By:                                          By: /s/ D. Scott Carr
    ----------------------------------           -------------------------------
Print Name:                                  Print Name: D. Scott Carr
            --------------------------                   -----------------------
Its:                                         Its: President
     ---------------------------------            ------------------------------
Dated:                                       Dated: 6/13/2005
       -------------------------------              ----------------------------

                               INSURANCE CHECKLIST

TENANT:   Soyodo, Inc., a California corporation
          310 N. LaFrance#C
          Alhambra, CA 91801

LOCATION: St. James Crossing
          832-834 Ogden Avenue
          Westmont, IL 60559

|X|   Public liability and property damage insurance with limits of:

      1 MIL OCCURRENCE/2 MIL AGGREGATE/1 MIL UMBRELLA

|X|   Plate glass insurance.

|X|   Fire and extended coverage on the contents of the Premises.

|X|   Boiler, HVAC and machinery insurance.

|_|   Other:
      --------------------------------------------------------------------------

|X|   A 30 day cancellation or change notice should be included in all policies.

|X|   The following should be named as "additional insureds":

      1. Inland Commercial Property Management, Inc., as managing agent for the Owner of St. James Crossing Shopping Center and the Owner, Inland Real Estate LB I LLC.

      2.

      3.

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                             AND AMENDMENT TO LEASE


      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND AMENDMENT TO LEASE ("Assignment and Amendment"), is entered into as of __________________, 2005, by and between Soyodo, Inc., a California corporation ("Assignor"), and Top Group Holdings, Inc., a Delaware corporation ("Assignee"), and Inland Commercial Property Management, Inc. ("ICPM").

                                R E C I T A L S:

      WHEREAS, ICPM, as managing agent for Inland Real Estate LB I LLC ("Owner"), and Assignor own the interests of Landlord and Tenant, respectively under a Lease dated June 6, 2005 (hereinafter referred to as the "Lease") pertaining to Space 832-834 Ogden Avenue, Westmont, Illinois ("Premises") located in the St. James Crossing Shopping Center, Westmont, Illinois.

      WHEREAS, Ru Hua Song ("Guarantor") executed a Guaranty ("Guaranty") of said Lease;

      WHEREAS, Assignor desires to assign all of its right, title and interest as the Tenant under the Lease to Assignee and Assignee desires to assume, observe and perform all of the terms, covenants, and conditions to be observed or performed by the Tenant under the Lease; and

      WHEREAS, ICPM is willing to consent to the Assignment from Assignor to Assignee provided the parties amend the Lease as hereinafter set forth, and provided further that Assignor makes the acknowledgements contained herein.

      NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed that, effective ____________, 2005 ("Effective Date").

      1. Incorporation of Recitals. The Recitals set forth above are hereby incorporated by reference as if fully set forth herein.

      2. Validity of Lease. Assignor hereby warrants and represents that the Lease is valid, in good standing, and in full force and effect and that there is no condition or state of facts now in existence, which, if not corrected, would constitute a default by Assignor, as the Tenant, or the Landlord, as the Landlord, under the terms of the Lease.

      3. Assignment. As of the Effective Date, and subject to all of the terms, provisions, conditions, obligations, covenants and agreements contained or referred to in the Lease to be observed and performed by the Tenant thereunder (collectively, the "Tenant Obligations"), Assignor does by these presents hereby grant, bargain, sell, convey, transfer, assign and deliver unto Assignee all of Assignor's right, title, and interest in the Lease, including Assignor's right to the Security Deposit relating thereto, if any, and in and to the leasehold estate created by the Lease.

      4. Acceptance. As of the Effective Date, Assignee accepts the assignment of the Lease and of the Security Deposit relating thereto, if any, which shall continue to be retained by Landlord, and in and to the leasehold estate created by the Lease. Assignee further assumes and agrees to observe and perform all of the Tenant Obligations, including but not limited to, the payment of all rent (including, minimum Minimum Rent, percentage rent, if any and all Additional
Rent) and all charges and deposits (including Common Area Expenses and Real Estate Taxes) due to be paid to Landlord, from and after the Effective Date, as fully and completely as though Assignee were the original Tenant under the Lease.

      5. Assignor and Guarantor Not Released. Notwithstanding this Assignment and Amendment or ICPM's consent to such Assignment and Amendment or anything to the contrary that may be contained in the Guaranty, Assignor and Guarantor shall not be released from liability for the performance by Assignor of the Tenant Obligations, including without limitation, the payment of all rent (including, Minimum Rent, percentage rent and Additional Rent) and all charges and deposits (including Common Area Expenses and Real Estate Taxes) due to be paid to Landlord for the remainder of the Term of the Lease, but that the liability of Assignor and Guarantor for the performance by Assignor of the Tenant Obligations shall continue as if this Assignment and Amendment had not been made. Guarantor hereby consents to this Assignment and Amendment and reaffirms in all respects the Guaranty and all of the obligations of Guarantor thereunder.

      6. Preservation of Landlord's Remedies. Landlord shall not be required to enforce or pursue any remedy which it now has or may hereafter acquire against Assignor or Assignee prior to proceeding against the other, and no failure, delay, or election to pursue any remedy under the Lease against either Assignor or Assignee shall constitute a waiver on Landlord's part of the right to pursue said remedy against either party on the basis of the same or a subsequent breach. Any notices received from or given to Assignor by Assignee shall simultaneously be furnished to Landlord. Neither the consent of Landlord to this Assignment and Amendment, nor Assignee's taking possession of the Leased Premises, shall constitute or be deemed to be a waiver by Landlord of any existing default of any Tenant Obligations by Assignor.

      7. Maintenance of Agreement. Assignee and Assignor acknowledge that their undertakings hereunder are given in consideration of Landlord's consent to this Assignment and Amendment and that the Landlord would not consent to this Assignment and Amendment were it not for the execution and delivery of this Assignment and Amendment in the form and substance hereof.

      8. Amendment of Lease. From and after Effective Date the Lease shall be amended as follows:

      A. Notices to Tenant shall be addressed as follows:

                                   Harrison Wu
                              832-834 Ogden Avenue
                               Westmont, Illinois

      B. The Lease shall be amended to reflect tender of payment by Assignee to Landlord of an additional $-0- security deposit amount.

      C.    Notices to Landlord shall be addressed as follows:

                   Inland Commercial Property Management, Inc.
                              2901 Butterfield Road
                            Oak Brook, Illinois 60523

      D. Assignee shall pay to ICPM concurrently upon execution of this Assignment and Amendment by Assignee a transfer fee of Five Hundred and No/100 Dollars ($500) in order to reimburse Landlord for all if its internal cost and expenses incurred with respect to this Assignment and Amendment.

      9. Amendment. This Assignment and Amendment shall not be modified except by written instrument subscribed to by Assignor, Guarantor, Assignee and ICPM. Except as specifically amended by this Assignment and Amendment, all of the terms, provisions, agreements, covenants and conditions contained in the Lease are and shall remain, unchanged and in full force and effect.

      10. Inurement. The terms and conditions of this Assignment and Amendment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors and assigns.

      11. Headings. The paragraph headings contained in this Assignment are for reference purposes only and shall not affect in any way its meaning or interpretation.

      12. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same instrument.

      13. Construction. This Assignment shall be governed by and construed in accordance with the laws of the State wherein the Premises are located.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]
                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment to be made as of the date first above written.

                                     ASSIGNOR:

                                     SOYODO, INC.,
                                     A CALIFORNIA CORPORATION


                                     By: /s/
                                         ---------------------------------------
                                     Printed Name:
                                                   -----------------------------
                                     Its:
                                          --------------------------------------


                                     ASSIGNEE:

                                     TOP GROUP HOLDINGS, INC.
                                     A DELAWARE CORPORATION


                                     By: /s/
                                         ---------------------------------------
                                     Printed Name:
                                                   -----------------------------
                                     Its:
                                          --------------------------------------


                                     GUARANTOR:


                                     By: /s/
                                         ---------------------------------------
                                     Ru Hua Song
                                     -------------------------------------------
                                     Social Security No.:
                                                         -----------------------


                                     ICPM:
                                     Inland Commercial Property Management, Inc.


                                     By: /s/
                                         ---------------------------------------
                                     Its:
                                          --------------------------------------

ACKNOWLEDGEMENTS:

ASSIGNOR:

STATE OF __________________ )
                                  ) SS.
COUNTY OF ________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that _________________________________ , the
_________________ of Soyodo, Inc., a California corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledge that as such _________________ he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this _____ day of __________________, 2005.


                                            ------------------------------------
                                                       Notary Public

My commission expires:

--------------------------


ASSIGNEE:

STATE OF __________________ )
                                  ) SS.
COUNTY OF ________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIRY, that _________________________________ , the
_______________ of Top Group Holdings, Inc., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledge that as such _________________ he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this _____ day of __________________, 2005.


                                            ------------------------------------
                                                        Notary Public

My commission expires:

--------------------------

GUARANTOR:

STATE OF ________________ )
                             ) SS.
COUNTY OF ______________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Ru Hua Song personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this ________ day of ________________, 2005.


                                            ------------------------------------
                                                        Notary Public

My commission expires:

---------------------------

                                     CONSENT

      The undersigned, as managing agent for Owner under the Lease described in the foregoing Assignment and Amendment, does hereby consent to the foregoing assignment from Assignor to Assignee on the conditions set forth therein and agrees to the foregoing amendment to the Lease.

      This consent by ICPM, as managing agent for Owner, to the Assignment and Amendment shall not in any way be construed as to relieving Assignee from obtaining the express prior written consent of ICPM, as managing agent for Owner, which consent shall not be unreasonably withheld by ICPM, to any further assignment or subletting for the use of any part of the Premises, nor shall the collection of rent by ICPM, as managing agent for Owner, from any assignee, sublessee or other occupant, be deemed a waiver of this covenant or the acceptance of said assignee, sublessee or occupant, as tenant under the Lease, or a release of Assignee from the further performance by Assignee of the covenants in the Lease on the part of Assignee to be performed. ICPM's consent, as managing agent for Owner, is contingent upon Assignee providing written documentation stating the Effective Date of said Assignment.


                                       INLAND COMMERCIAL PROPERTY MANAGEMENT,
                                       INC., as managing agent for Owner, Inland
                                       Real Estate LB I LLC


                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------